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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CARGURUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DATED APRIL 12, 2024

In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that CarGurus, Inc. intends to release definitive copies of this Proxy Statement to stockholders beginning on or about April 26, 2024.

[ ], 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of CarGurus, Inc. (the Annual Meeting), which will be held virtually on Wednesday, June 5, 2024, at 2:00 p.m. Eastern Time, conducted via live audio webcast at www.virtualshareholdermeeting.com/CARG2024.

Pursuant to the U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the internet, we are posting the proxy materials on the internet and delivering to our stockholders a Notice of Internet Availability of Proxy Materials. This delivery process will allow us to provide stockholders with the information they need quickly and efficiently, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about [ ], 2024, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access or request a copy of our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2023.

The Notice of Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, by telephone, or by mailing a proxy card. Voting over the internet, by telephone, or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Please review the instructions in the proxy materials regarding each of these voting options.

Thank you for your ongoing support of CarGurus.

Very truly yours,

Jason Trevisan

Chief Executive Officer and Director

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DATED APRIL 12, 2024

CARGURUS, INC.

55 Cambridge Parkway, 6th Floor

Cambridge, Massachusetts 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 5, 2024

The 2024 Annual Meeting of Stockholders of CarGurus, Inc. (the Annual Meeting) will be held on Wednesday, June 5, 2024, at 2:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online, just as you could at an in-person meeting. We believe that a virtual stockholder meeting provides greater access for those who may want to attend the Annual Meeting and therefore we have chosen this approach over an in-person meeting.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CARG2024 and entering your 16-digit control number (included in the Notice of Internet Availability of Proxy Materials mailed to you). At the Annual Meeting, stockholders will consider and act upon the following matters:

1.
To elect three Class I directors nominated by our Board of Directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders, or until their respective successors have been duly elected and qualified;
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024;
3.
To conduct a non-binding advisory vote to approve the compensation of our Named Executive Officers for 2023;
4.
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and
5.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record on our books at the close of business on April 11, 2024, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the question and answer titled “How do I vote?” beginning on page 4 of this Proxy Statement, or, if you requested to receive printed proxy materials, your enclosed proxy card. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting for at least ten days prior to June 5, 2024.

Whether or not you plan to attend the Annual Meeting, we urge you to take the time to read our proxy materials and vote your shares.

By Order of the Board of Directors,

Javier Zamora

General Counsel and Corporate Secretary

[ ], 2024

Important Notice Regarding Internet Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on June 5, 2024: The proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by visiting www.proxyvote.com, calling 1-800-579-1639, or sending an email to sendmaterial@proxyvote.com. Any requests for a paper copy of these documents should be received by May 22, 2024, in order to ensure timely delivery.

TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	2
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS	8
BOARD OF DIRECTORS	9
Information Regarding Directors and Director Nominees	9
Corporate Governance Matters	15
Code of Conduct	15
Corporate Governance Guidelines	15
Board of Directors Determination of Independence and Status as a “Controlled Company”	15
Director Nomination Process	16
Board Diversity Matrix	17
Board of Directors Meetings and Attendance	17
Board of Directors Leadership Structure	17
Board of Directors Committees	18
Board of Directors Role in Risk Oversight	19
People and Talent	20
Communicating with our Board of Directors	21
AUDIT COMMITTEE REPORT	22
EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED MATTERS	23
Compensation Discussion and Analysis	23
Executive Compensation	37
Executive Employment Arrangements	43
CEO Pay Ratio Disclosure	47
Pay versus Performance	47
Director Compensation	53
COMPENSATION COMMITTEE REPORT	56
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	57
Policies and Procedures for Related Person Transactions	57
Related Person Transactions	57
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58
EQUITY COMPENSATION PLAN INFORMATION	61
PROPOSAL 1 ELECTION OF DIRECTORS	62
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
PROPOSAL 3 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR 2023	64
PROPOSAL 4 AMENDMENT TO OUR Fourth Amended and Restated Certificate of Incorporation TO REFLECT NEW DELAWARE LAW PROVISIONS REGRADING OFFICER EXCULPATION	65
OTHER MATTERS	67
Stockholder Proposals for 2025 Annual Meeting	67
Householding of Proxy Materials	67
Miscellaneous	68
APPENDIX A: Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation	A-1
APPENDIX B: Proxy Card	B-1

BB-1

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this Proxy Statement include statements about the matters discussed regarding the expectation of performance under our compensation plans, our anticipated financial and operational performance, and the plans and objectives of management. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2023 (Annual Report). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. Further, our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, or joint ventures in which we may be involved or investments we may make. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

Websites and Other Information

Website addresses referenced in this Proxy Statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DATED APRIL 12, 2024

CARGURUS, INC.

55 Cambridge Parkway, 6th Floor

Cambridge, Massachusetts 02142

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKOLDERS

To Be Held on Wednesday, June 5, 2024

This Proxy Statement and related materials are being furnished to you on the internet, or at your request a printed version will be delivered to you by mail, in connection with the solicitation of proxies by our Board of Directors for use at the 2024 Annual Meeting of Stockholders (the Annual Meeting) to be held virtually on Wednesday, June 5, 2024, at 2:00 p.m. Eastern Time, and at any adjournment or postponement thereof. You are entitled to vote if you were a stockholder of record as of the close of business on April 11, 2024. As used in this Proxy Statement, the terms “CarGurus,” the “Company,” “we,” “us,” and “our” mean CarGurus, Inc. unless the context indicates otherwise.

We are providing access to our proxy materials primarily on the internet. Commencing on or around [ ], 2024, we mailed a Notice of Internet Availability of Proxy Materials (the Notice) to each stockholder. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, the materials will include a proxy card for the Annual Meeting.

All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted FOR the three Class I director nominees and FOR Proposals 2, 3, and 4.

We are first making available this Proxy Statement and the accompanying proxy card to stockholders on or about [ ], 2024.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q. Why did I receive these proxy materials?

A. We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting to be held virtually on Wednesday, June 5, 2024, at 2:00 p.m. Eastern Time, including at any adjournments or postponements of the Annual Meeting. As a holder of Class A common stock or Class B common stock as of the close of business on April 11, 2024, you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules adopted by the U.S. Securities and Exchange Commission (SEC) and that is designed to assist you in voting your shares.

Q. Why did I receive the Notice instead of a full set of proxy materials?

A. In accordance with SEC rules, we have elected to provide access to our proxy materials, including this Proxy Statement and our Annual Report, over the internet. Accordingly, we plan to send the Notice to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials. We plan to mail the Notice on or about [ ], 2024, to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxyvote.com. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request a paper copy of the proxy materials by visiting www.proxyvote.com, calling 1-800-579-1639, or sending an email to sendmaterial@proxyvote.com.

The Notice also identifies the date and time of, and web address for, the Annual Meeting; the matters to be acted upon at the Annual Meeting and our Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of this Proxy Statement, our Annual Report, and a form of proxy card relating to the Annual Meeting; and information on how to access and vote the form of proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the internet or by telephone, by requesting and returning a printed proxy card, or how to register to vote online during the Annual Meeting.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Q. What proposals am I voting on?

A. There are four proposals scheduled for a vote:

•
Proposal 1: the election of three Class I directors nominated by our Board of Directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders, or until their respective successors have been duly elected and qualified;
•
Proposal 2: the ratification of the selection of Ernst & Young LLP (Ernst & Young) as our independent registered public accounting firm for the year ending December 31, 2024;
•
Proposal 3: a non-binding advisory vote to approve the compensation of our Named Executive Officers for 2023; and
•
Proposal 4: the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Q. Who can vote at the Annual Meeting?

A. Our Board of Directors has fixed April 11, 2024, as the record date for the Annual Meeting. If you were a stockholder of record as of the close of business on the record date, you are entitled to vote (including by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof. On the record date, we had [ ] shares of Class A common stock outstanding (each of which entitles its holder to one vote per share) and [ ] shares of Class B common stock outstanding (each of which entitles its holder to ten votes per share).

Q. How do I attend the Annual Meeting?

A. The Annual Meeting will be held virtually on Wednesday, June 5, 2024, at 2:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CARG2024 and entering your 16-digit control number (included on the Notice mailed to you). Information on how to vote during the Annual Meeting is discussed below.

Q. Can I attend the Annual Meeting in person?

A. We will be hosting the Annual Meeting via live audio webcast on the internet. You will not be able to attend the meeting in person. Any stockholder can listen to the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/CARG2024, where you can also vote online. The webcast will start at 2:00 p.m. Eastern Time on June 5, 2024, but we encourage stockholders to access the Annual Meeting online prior to its scheduled start time. Stockholders may vote while connected to the Annual Meeting on the internet. In order to do so, you will need the 16-digit control number included on the Notice mailed to you. Please be aware that you bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q. Can I ask questions during the Annual Meeting?

A. Yes. Stockholders may submit questions during the Annual Meeting via the internet at www.virtualshareholdermeeting.com/CARG2024 after logging in with the 16-digit control number included on the Notice mailed to you. We will endeavor to answer as many questions pertinent to Annual Meeting matters as time permits, but we do not intend to address any questions that are not pertinent to Annual Meeting matters. Questions that are substantially similar may be grouped, summarized, and answered together to avoid repetition. We will not address questions that do not conform with the Annual Meeting Rules of Conduct. The Rules of Conduct may be found by accessing the Annual Meeting website at www.virtualshareholdermeeting.com/CARG2024.

Q. If I am unable to attend the virtual Annual Meeting, can I listen to the Annual Meeting by telephone?

A. No. The Annual Meeting is only accessible via the live audio webcast at www.virtualshareholdermeeting.com/CARG2024. If you are unable to join the live audio webcast, a recording will be available on www.virtualshareholdermeeting.com within 24 hours after the Annual Meeting concludes.

Q. What happens if the Annual Meeting is postponed or adjourned?

A. Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

Q. How do I vote?

A. If your shares are registered directly in your name, you may vote:

(1) Over the Internet: Go to the website of our tabulator, Broadridge Financial Solutions, Inc. (Broadridge), at www.proxyvote.com. Use the 16-digit control number printed on your Notice to access your account and vote your shares. You must specify how you want your shares voted, otherwise your internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your internet proxy before 11:59 p.m. Eastern Time on June 4, 2024, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(2) By Telephone: Call 1-800-690-6903, toll free from the U.S., Canada, and Puerto Rico and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call, otherwise your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m. Eastern Time on June 4, 2024, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(3) By Mail: If you requested printed copies of the proxy materials, complete, date, and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Broadridge. Your shares will be voted according to your instructions. Broadridge must receive the proxy card not later than June 4, 2024, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

If you mail in your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

(4) During the Annual Meeting via www.virtualshareholdermeeting.com/CARG2024: You may attend the Annual Meeting via the internet and vote during the Annual Meeting. Please have your Notice in hand when you access the website and then follow the instructions.

If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, you may vote:

(1) Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit internet or telephonic voting. You should follow those instructions.

(2) By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3) During the Annual Meeting via www.virtualshareholdermeeting.com/CARG2024: You may contact your broker or other nominee who holds your shares to obtain a broker’s proxy. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name via the internet during the Annual Meeting unless you have a proxy from your broker or other nominee issued in your name giving you the right to vote your shares.

Q. Can I change my vote or revoke my proxy?

A. If your shares are registered directly in your name, you may revoke your proxy and change your vote before or during the Annual Meeting. To do so, you must do one of the following:

(1) Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not change your vote over the internet or by telephone after 11:59 p.m. Eastern Time on June 4, 2024.

(2) Sign a new proxy and submit it by mail as instructed above. Only your latest dated proxy that was received by Broadridge by June 4, 2024, will be counted.

(3) Attend the Annual Meeting via www.virtualshareholdermeeting.com/CARG2024 and vote again.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote online during the Annual Meeting if you obtain a broker’s proxy as described in the answer above.

Q. Will my shares be voted if I do not return my proxy?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the internet, by telephone, by returning your proxy, or by voting online during the Annual Meeting.

If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your proxy. Brokers and other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on certain non-discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

The election of directors (Proposal 1), the non-binding advisory vote to approve the compensation of our Named Executive Officers for 2023 (Proposal 3), and the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal 4) are non-discretionary matters. If your shares are held in street name and you do not instruct your broker or other nominee how to vote with respect to these proposals, your brokerage firm may not vote your shares with respect to these proposals and your shares instead will be counted as “broker non-votes.” “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker or other nominee of record as to how to vote on matters deemed discretionary. If your broker or other nominee does not receive your instructions on how to vote your shares on Proposals 1, 3, or 4, your broker or other nominee will inform the Company that it does not have the beneficial owner’s authority to vote on these proposals.

The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a discretionary matter. If you do not instruct your broker or other nominee how to vote with respect to this proposal, your broker or other nominee will be able to vote your shares on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

We encourage you to provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions.

Q. How many shares must be present to hold the Annual Meeting?

A. Shares representing a majority of the votes applicable to all of our shares of common stock issued and outstanding and entitled to vote must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the internet, by telephone, or by completion and submission of a proxy or that are represented virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, broker non-votes will count as present in determining whether there is a quorum. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Q. What vote is required to approve each proposal and how are votes counted?

A. Proposal 1 – Election of Class I Directors

The three nominees for Class I director receiving the highest number of votes FOR election will be elected as director. This is called a plurality. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares on Proposal 1, your broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by brokers or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as “broker non-votes.” Broker non-votes will have no effect on the voting on Proposal 1. With respect to Proposal 1, you may:

•
vote FOR all nominees;
•
vote FOR any nominee(s) and WITHHOLD your vote from the other nominee(s); or
•
WITHHOLD your vote from all nominees.

Votes that are withheld will not be included in the vote tally for Proposal 1 and will not affect the results of the vote.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

To approve Proposal 2, the affirmative vote of a majority of votes applicable to the shares present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of our independent registered public account firm. Proposal 2 is a discretionary matter. Therefore, if your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or other nominee may vote your shares on Proposal 2. An abstention is treated as present and entitled to vote at the Annual Meeting and, therefore, if you vote to ABSTAIN on Proposal 2, your abstention will have the effect of a vote AGAINST this proposal.

Although stockholder approval of the Audit Committee’s appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2024, is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board of Directors (or any committee thereof). However, if this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2024.

Proposal 3 – Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers for 2023

To approve Proposal 3, the affirmative vote of a majority of votes applicable to the shares present in person, by remote communication, or represented by proxy at the meeting and entitled to vote on the matter is required to approve, on a non-binding advisory basis, the compensation for our Named Executive Officers for 2023. Proposal 3 is a non-discretionary matter. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or other nominee cannot vote your shares on Proposal 3. An abstention is treated as present and entitled to vote at the Annual Meeting and, therefore, if you vote to ABSTAIN on Proposal 3, your abstention will have the effect of a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Advisory votes on the compensation of our Named Executive Officers are non-binding; however, as described in more detail in Proposal 3, our Board of Directors and Compensation Committee will review and consider the outcome of this vote when making future decisions regarding our executive compensation program.

Proposal 4 – Amendment to Our Fourth Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

To approve Proposal 4, the affirmative vote of the holders of shares of capital stock of the Company representing a majority of the votes applicable to all outstanding shares of capital stock of the Company then entitled to vote at an election of directors is required to approve the amendment to our Fourth Amended and Restated Certificate of Incorporation. Proposal 4 is a non-discretionary matter. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or other nominee cannot vote your shares on Proposal 4. An abstention is treated as present and entitled to vote at the Annual Meeting and, therefore, if you vote to ABSTAIN on Proposal 4, your abstention will have the effect of a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Q. How does the Board of Directors recommend that I vote?

A. Our Board of Directors unanimously recommends that you vote your shares:

•
“FOR” the nominees for election as directors listed in Proposal 1;
•
“FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2024;
•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers for 2023; and
•
“FOR” the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of Class A common stock and ten votes for each share of Class B common stock you owned as of April 11, 2024. The Class A common stock and Class B common stock will vote together as a single class on all proposals described in this Proxy Statement.

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the nominees for director as described in Proposal 1, “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2024, as described in Proposal 2, “FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers for 2023 as described in Proposal 3, and “FOR” the approval of an amendment to our Fourth Amended and Restated Certificate of

Incorporation to reflect new Delaware law provisions regarding officer exculpation as described in Proposal 4. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote your shares in accordance with their judgment on the matter.

Q. Are there other matters to be voted on at the Annual Meeting?

A. We do not know of any matters that may come before the Annual Meeting other than the election of the three Class I directors, the ratification of the appointment of our independent registered public accounting firm, the non-binding advisory vote to approve the compensation of our Named Executive Officers for 2023, and the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote, and otherwise act, in accordance with their judgment on the matter.

Q. Is my vote confidential?

A. Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CarGurus or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q. Who will count the votes?

A. The votes will be counted, tabulated, and certified by Broadridge.

Q. Where can I find the voting results?

A. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q. What are the costs of soliciting these proxies?

A. We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. Directors, officers, and employees of CarGurus may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners.

Q. Whom may I contact if I have any additional questions?

A. If you hold your shares directly, please call the Company’s Legal Department at (617) 354-0068. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or other nominee holder directly.

Q. Whom do I contact if I experience technical difficulties trying to access or during the Annual Meeting?

A. If you have technical difficulties when accessing the Annual Meeting, there will be technicians available to assist you. If you encounter any technical difficulties accessing the virtual meeting during the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting log-in page.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

For the 2024 Annual Meeting of Stockholders on June 5, 2024

This Proxy Statement and the 2023 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2023, as filed with the SEC except for exhibits, will be furnished without charge to any stockholder after written or verbal request to:

CarGurus, Inc.

Attn: Investor Relations

55 Cambridge Parkway, 6th Floor

Cambridge, Massachusetts 02142

Telephone: (617) 354-0068

This Proxy Statement and our Annual Report are also available on the SEC’s website, www.sec.gov.

BOARD OF DIRECTORS

Information Regarding Directors and Director Nominees

Our Fourth Amended and Restated Certificate of Incorporation provides for the classification of our Board of Directors into three classes, with the terms of service of the three classes staggered so that the term of one class expires each year. As a result, only one class of our directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms.

Our Board of Directors currently consists of seven directors. The members of the classes are divided as follows:

•
the Class I directors are Lori Hickok, Greg Schwartz, and Jason Trevisan, each with a term expiring at the Annual Meeting;
•
the Class II directors are Steven Conine and Stephen Kaufer, each with a term expiring at the annual meeting of stockholders to be held in 2025; and
•
the Class III directors are Manik Gupta and Langley Steinert, each with a term expiring at the annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, directors are elected for a full term of three years to continue or succeed those directors whose terms are expiring.

Our Board of Directors has nominated Ms. Hickok and Messrs. Schwartz and Trevisan for election at the Annual Meeting as Class I directors, to serve for a term expiring at the annual meeting of stockholders to be held in 2027, or until their respective successors have been duly elected and qualified.

Each of Ms. Hickok and Messrs. Schwartz and Trevisan is presently a director and has indicated a willingness to continue to serve as a director, if elected. Unless otherwise instructed, proxies will be voted for Ms. Hickok and Messrs. Schwartz and Trevisan. In the event that any of Ms. Hickok or Messrs. Schwartz and Trevisan is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our Board of Directors to fill the vacancy.

Director Qualifications

The following table and biographical descriptions provide information as of April 1, 2024, relating to each director and the director nominees, including each director’s age and period of service as a member of our Board of Directors; Board of Directors committee memberships; business experience during the past five years, including directorships at other public companies; and the other experience, qualifications, attributes, or skills that led our Board of Directors to conclude such person should serve as a director of CarGurus:

BOARD OF DIRECTORS
	Steven Conine	Manik Gupta	Lori Hickok	Stephen Kaufer	Greg Schwartz	Langley Steinert	Jason Trevisan
Current Occupation	Co-Founder at Wayfair Inc.	Corporate VP, Microsoft Teams at Microsoft Corporation	N/A	Co-Founder and Chief Executive Officer at Give Freely, LLC	CEO, Co-Founder and Chairman of the Board at Tomo Networks, Inc.	Founder and Executive Chair at CarGurus, Inc.	CEO at CarGurus, Inc.
Skills & Experience
Independent	✓	✓	✓	✓	✓
Additional Board of Directors Experience	✓	✓	✓	✓	✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓
Online Marketplace Industry	✓	✓	✓	✓	✓	✓	✓
Innovation & Technology	✓	✓	✓	✓	✓	✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓
Financial Reporting; Accounting; Taxation			✓				✓
Internet & Media	✓	✓	✓	✓	✓	✓	✓
Finance & Investment Management	✓		✓	✓	✓	✓	✓
Oversight of Data Privacy & Cybersecurity	✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓
Audit Committee Financial Expert			✓
Additional Information
Board Class/ Term Ends	Class II 2025	Class III 2026	Class I 2027*	Class II 2025	Class I 2027*	Class III 2026	Class I 2027*
Age	51	47	60	61	51	60	49
Tenure	5	>1	5	16	6	18	3
Current Other Public Company Directorships	Wayfair Inc. (Co-Chairman)	None	1stDibs.com, Inc.	None	None	None	None

Director Nominee
Continuing Director
* If elected at the Annual Meeting

The ✓ indicates that the item is a specific experience, qualification, attribute, or skill that the director or director nominee brings to our Board of Directors. The lack of ✓ for a particular item does not mean that the director or director nominee does not possess that experience, qualification, attribute, or skill. We expect each director to be knowledgeable in several of these areas.

For the Nasdaq Board Diversity Matrix, see “Board Diversity Matrix” on page 17.

BOARD OF DIRECTORS
Class I Directors to be Elected at the Annual Meeting (term expiring 2027)
Lori Hickok Director Since: August 2018 Age: 60 Committees Audit – Chair Other Public Company Boards 1stdibs.com, Inc.

Key Skills and Experience

Independent

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Financial Reporting; Accounting; Taxation

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Audit Committee Financial Expert

Ms. Hickok has served as a member of our Board of Directors since August 2018. Ms. Hickok was the Executive Vice President, Chief Financial and Development Officer for Scripps Networks Interactive, Inc. (Scripps), a leading developer of engaging lifestyle content in the home, food, and travel categories for television, the internet, and emerging platforms, from July 2017 until April 2018. Prior to that, she served as Scripps’s Executive Vice President, Chief Financial Officer from March 2015 until June 2017, and Executive Vice President, Finance from July 2008 until February 2015. Prior to Scripps’s spin off from The E.W. Scripps Company (E.W. Scripps) on July 1, 2008, Ms. Hickok served for six years as E.W. Scripps’s Vice President and Corporate Controller. She first joined E.W. Scripps in 1988 as a financial analyst in the corporate finance department, and held positions as the Chief Analyst for Corporate Development, New Media Operations Controller, and Divisional Controller for E.W. Scripps’s former cable television systems division, which merged in 1996 with Comcast Corporation. Ms. Hickok serves on the board of directors of 1stdibs.com, Inc., an online marketplace for luxury design products, a position she has held since June 2021. She also serves on the board of directors of the Second Harvest Food Bank of East Tennessee. A retired Certified Public Accountant, Ms. Hickok received a Bachelor of Science degree in Accounting & Finance from Miami University.

We believe Ms. Hickok is qualified to serve as a member of our Board of Directors because of her extensive finance and accounting background, including as an executive officer at a public company, and her experience as an executive in the media and internet industries.

Greg Schwartz Director Since: March 2018 Age: 51 Committees Audit

Key Skills and Experience

Independent

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Schwartz has served as a member of our Board of Directors since March 2018. Mr. Schwartz is the co-founder of Tomo Networks, Inc. (Tomo), an internet-based mortgage and real estate company, and has served as Tomo’s Chief Executive Officer and Chairman of its Board of Directors since June 2020. Prior to founding and joining Tomo, from June 2018 to December 2019, Mr. Schwartz served as the President Media & Marketplaces of Zillow Group, Inc. (Zillow), an online real estate marketplace, prior to which he served as Zillow’s Chief Business Officer from August 2015 to June 2018, Chief Revenue Officer from September 2010 to August 2015, and Vice President of Sales from March 2007 to September 2010. Prior to joining Zillow, Mr. Schwartz was Vice President of Advertising Sales at CNNMoney.com, a financial media company, from July 2005 to March 2007. From August 2001 to July 2005 Mr. Schwartz served as National Accounts Director for the Automotive and Finance Properties of Yahoo!, Inc., an online search company. Mr. Schwartz held various positions at DoubleClick, Inc., an online advertising company, from 1998 to 2000, including Director of Business Development. Mr. Schwartz holds a Bachelor of Arts degree in Government from Hamilton College.

We believe Mr. Schwartz is qualified to serve as a member of our Board of Directors because of his extensive experience as an executive in the online marketplace industry and as an executive officer at a public company.

Jason Trevisan Director Since: January 2021 Age: 49

Key Skills and Experience

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Financial Reporting; Accounting; Taxation

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Trevisan has served as our Chief Executive Officer and a member of our Board of Directors since January 2021. Prior to such appointments, he served as our Chief Financial Officer from September 2015 to January 2021, as our Treasurer from July 2016 to January 2021, and as our President, International from January 2020 to January 2021. He served as our interim Principal Financial Officer and Treasurer from October 2022 to December 2023. Prior to joining CarGurus, Mr. Trevisan was a General Partner with Polaris Partners (Polaris), a venture capital firm, from September 2003 to August 2015. While at Polaris, Mr. Trevisan led investments in and served as a director of numerous consumer internet and software companies including LegalZoom, PartsSource, Shoedazzle, and The Roberts Group. Prior to joining Polaris, from September 1999 to June 2001, Mr. Trevisan held management roles in analytics and client services at aQuantive, a digital marketing service and technology company, which was acquired by Microsoft Corporation in 2007. Earlier in his career, from July 1996 to August 1999, he served as a consultant with Bain & Company, a management consulting company. Mr. Trevisan received a Master of Business Administration degree from the Tuck School of Business at Dartmouth College and a Bachelor of Arts degree from Duke University.

We believe Mr. Trevisan is qualified to serve as a member of our Board of Directors because of his extensive experience in the online marketplace industry and his deep understanding of our business as it has evolved over time.

Class II Directors (term expiring 2025)
Steven Conine Director Since: June 2018 Age: 51 Committees Compensation Other Public Company Boards Wayfair Inc.

Key Skills and Experience

Independent

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Conine has served as a member of our Board of Directors since June 2018. Mr. Conine is the co-founder of Wayfair Inc. (Wayfair) and has served as a director of Wayfair since 2002. He previously served as Wayfair’s Chief Technology Officer from 2002 until 2015. Prior to founding Wayfair, Mr. Conine served as Chief Technology Officer for Simplify Mobile Corporation, an enterprise software company he co-founded in 2001, Chief Operating Officer for the London office of iXL Enterprises, Inc. from 1999 to 2000, and Chief Technology Officer of Spinners Incorporated, an IT consulting company he co-founded, from 1995 to 1998. Mr. Conine received a Bachelor of Science degree from Cornell University.

We believe Mr. Conine is qualified to serve as a member of our Board of Directors because of his extensive experience as a co-founder, director, and executive in technology and internet marketplaces, as well as serving as an executive and member of the board of directors at a public company.

Stephen Kaufer Director Since: June 2007 Age: 61 Committees Compensation – Chair Former Public Company Boards TripAdvisor, Inc.

Key Skills and Experience

Independent

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Kaufer has served as a member of our Board of Directors since June 2007. He is Co-founder and Chief Executive Officer of Give Freely, LLC., a mission driven company that helps users save money when shopping online while also generating donations to the users’ favorite charity. Prior to that, he co-founded TripAdvisor, Inc. (TripAdvisor), an online marketplace for travel-related content, in February 2000 and served as the President and Chief Executive Officer of TripAdvisor until July 2022. Mr. Kaufer was a director of TripAdvisor since the completion of its spin-off from Expedia, Inc. in December 2011 through July 2022. Prior to co-founding TripAdvisor, Mr. Kaufer served as President of CDS, Inc., an independent software vendor specializing in programming and testing tools. Prior to joining CDS, Inc., Mr. Kaufer co-founded CenterLine Software in 1985 and served as its Vice President of Engineering until 1998. Mr. Kaufer has served on the boards of several privately held companies, including LiveData, Inc. and GlassDoor, Inc., and currently serves as a member of the board of directors at the Neuroendocrine Tumor Research Foundation. Mr. Kaufer holds a Bachelor of Arts degree from Harvard University.

We believe Mr. Kaufer is qualified to serve as a member of our Board of Directors because of his extensive experience as an executive in the online marketplace industry. Mr. Kaufer also possesses strategic and governance skills gained through his service as an executive and member of the board of directors of a public company and with several private companies.

Class III Directors (term expiring 2026)
Manik Gupta Director Since: July 2023 Age: 47 Committees Audit Former Public Company Boards Gores Technology Partners, Inc.

Key Skills and Experience

Independent

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Internet & Media

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Gupta has served as a member of our Board of Directors since July 2023. He has served as the Corporate Vice President, Microsoft Teams at Microsoft Corporation, a technology corporation, since November 2022 and served as Corporate Vice President, Microsoft Teams, Consumer Communications and Communities at Microsoft from August 2021 to November 2022. From January 2020 onwards Mr. Gupta has served as an advisor and investor to startups based in the U.S. and India. Mr. Gupta served as the Chief Product Officer at Uber Technologies, Inc. (Uber), a transportation marketplace technology company, from November 2018 to December 2019. From March 2018 to November 2018 Mr. Gupta served as Vice President, Product Management, Maps and Marketplace at Uber and from September 2017 to March 2018 he served as Senior Director, Product, Maps and Marketplace at Uber. Mr. Gupta joined Uber in November 2015 as Director, Product Management, Maps. From December 2014 to November 2015 Mr. Gupta served as Director, Product Management, Google Maps at Google Inc., a technology company. From June 2008 to December 2014 Mr. Gupta served in a variety of product leadership roles within Google Maps across Asia and the U.S. Mr. Gupta was a Project Manager and Solutions Architect at Hewlett Packard, a multinational enterprise information technology company, from June 2003 to April 2007. Mr. Gupta co-founded BuyItTogether.com, an e-commerce startup, where he served as the founding head of engineering and product and held various technical leadership roles from June 1999 to April 2003. Mr. Gupta previously served on the board of directors of Gores Technology Partners, Inc., a capital market company, from February 2021 to December 2022 where he also served on the audit committee. Mr. Gupta holds a Master of Business Administration, Analytical Finance and Strategic Marketing, degree from the Indian School of Business, Hyderabad, India and a Bachelor of Applied Science in Computer Engineering degree from the Nanyang Technological University, Singapore.

We believe Mr. Gupta is qualified to serve as a member of our Board of Directors because of his significant public company experience and his deep knowledge of the technology industry.

Langley Steinert Director Since: March 2006 Chair Since: September 2017 Executive Chair Since: January 2021 Age: 59

Key Skills and Experience

Additional Board of Directors Experience

Executive Leadership

Online Marketplace Industry

Innovation & Technology

Strategic Planning

Corporate Governance

Internet & Media

Finance & Investment Management

Oversight of Data Privacy & Cybersecurity

Human Capital Management

Mr. Steinert is our founder and has served as our Executive Chair since January 2021 and as a member of our Board of Directors since our founding. Mr. Steinert has served as our Chair since September 2017, and served as our Chief Executive Officer from our founding to January 2021 and as our President from June 2015 to February 2019. Mr. Steinert is also the co-founder of ApartmentAdvisor, Inc., an apartment rental marketplace, and has served as Chairman of its board of directors since October 2020. Mr. Steinert also serves as a board member at the Tuck School of Business at Dartmouth College. From February 2000 through February 2006 Mr. Steinert was Chairman and co-founder of TripAdvisor. Mr. Steinert holds a Master of Business Administration degree from the Tuck School of Business at Dartmouth College and a Bachelor of Arts degree from Georgetown University.

We believe Mr. Steinert is qualified to serve as a member of our Board of Directors because of his extensive experience in the online marketplace industry. As our founder and Executive Chair, we also value his deep understanding of our business as it has evolved over time.

There are no family relationships among any of our directors or executive officers.

Corporate Governance Matters

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Audit Committee Charter, Compensation Committee Charter, Corporate Governance Guidelines, and Code of Conduct are available on the Investor Relations section of our website, https://investors.cargurus.com, at “Governance.” Alternatively, you can request a copy of any of these documents by writing us at: CarGurus, Inc., Attn: Investor Relations, 55 Cambridge Parkway, 6th Floor, Cambridge, Massachusetts 02142.

Code of Conduct

Our Board of Directors has adopted a Code of Conduct which applies to all employees, officers, and directors of CarGurus, Inc., its subsidiaries, and its affiliates, including our Executive Chair, Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The Code of Conduct is available on our website at https://investors.cargurus.com at “Governance.” Amendments to the Code of Conduct, and any waivers of its requirements, will be disclosed on our website.

Corporate Governance Guidelines

Our Board of Directors has Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which set forth a framework for the conduct of our Board of Directors’ business, provide that:

•
the primary responsibility of the members of our Board of Directors is to oversee, counsel, and direct our management in the interest and for the benefit of our stockholders;
•
unless otherwise permitted by the rules and regulations of the Nasdaq Stock Market (Nasdaq), a majority of the members of our Board of Directors must be independent directors;
•
the non-management directors meet at least semi-annually in executive session;
•
directors have full and free access to our management;
•
our Board of Directors has the authority to retain outside counsel, experts, and other advisors as it determines appropriate;
•
new directors receive access to information and meetings with management in order to familiarize new directors with our business, operations, risk management and accounting issues, finances, and governance practices (including our Code of Conduct) and all directors are encouraged to attend director education programs; and
•
at least annually, our Board of Directors and its committees conduct self-evaluations to assess their performance.

Our Corporate Governance Guidelines are available on our website at https://investors.cargurus.com at “Governance.” Amendments to our Corporate Governance Guidelines will be disclosed on our website.

Board of Directors Determination of Independence and Status as a “Controlled Company”

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning the director’s background, employment, and affiliations, our Board of Directors determined that each of Ms. Hickok and Messrs. Conine, Gupta, Kaufer, and Schwartz does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under applicable Nasdaq listing requirements and rules. In making these determinations, our Board of Directors considered the current and prior relationships that each such director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including each director’s direct and beneficial ownership of our capital stock and the transactions involving them described in the section of this Proxy Statement titled “Related Person Transactions.”

Because Mr. Steinert controls a majority of our outstanding combined voting power, we are a “controlled company” under the corporate governance rules for Nasdaq-listed companies. Under these rules, a company is a controlled company if more than 50% of the combined voting power for the election of directors is held by an individual, group, or another company. A controlled company may elect not to comply with certain corporate governance requirements otherwise applicable to Nasdaq-listed companies, including the requirements that:

•
a majority of the board of directors consist of independent directors;
•
the compensation committee be composed entirely of directors meeting Nasdaq independence standards applicable to compensation committee members with a written charter addressing the committee’s purpose and responsibilities;
•
the compensation committee consider certain independence factors when engaging compensation consultants; and
•
director nominees either be selected, or recommended for selection by the board of directors, either by “independent directors,” as defined under Nasdaq rules, constituting a majority of the independent directors of the board of directors in a vote in which only independent directors participate, or by a nominating committee comprised solely of independent directors.

We have availed, and intend to continue to avail, ourselves of certain of these exemptions and, for so long as we qualify as a controlled company, we will maintain the option to utilize from time to time some or all of these exemptions. For example, we do not have a nominating committee and our director nominees are not selected (or recommended for selection by our Board of Directors) in a vote in which only independent directors participate.

Our Class B common stock has ten votes per share and our Class A common stock has one vote per share. Primarily by virtue of his holdings in shares of our Class B common stock, Mr. Steinert is able to exercise voting rights with respect to a majority of the voting power of our outstanding capital stock. Transfers by holders of Class B common stock will generally result in those shares converting into Class A common stock, subject to limited exceptions, such as certain transfers effected for estate planning or charitable purposes. The conversion of Class B common stock into Class A common stock will have the effect, over time, of increasing the relative voting power of those holders of Class B common stock who retain their shares. In particular, if Mr. Steinert retains a significant portion of his holdings of Class B common stock for an extended period of time, he could, in the future, continue to control a majority of the combined voting power of our outstanding capital stock.

Director Nomination Process

As a controlled company, we do not use solely independent directors or a committee comprised solely of independent directors to evaluate director candidates and select or recommend director nominees for selection by our Board of Directors. Our entire Board of Directors is responsible for nominating candidates for election to our Board at the annual meeting of the stockholders. The process followed by our Board of Directors to identify and evaluate director candidates may include: requests to members of our Board of Directors and others for recommendations; recommendations offered by our Chief Executive Officer, stockholders, or any outside advisors retained by our Board of Directors; meetings from time to time to evaluate biographical information and background material relating to potential candidates; and interviews of selected candidates by members of our Board of Directors. Stockholders nominating director candidates must follow the procedures set forth under the section of this Proxy Statement titled “Other Matters – Stockholder Proposals for 2025 Annual Meeting – Requirements for stockholder proposals and nominations to be brought before an annual meeting.”

Criteria and Diversity

In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees for our Board of Directors, our Board of Directors applies certain criteria as set forth in our Corporate Governance Guidelines. These criteria include the candidate’s business experience and skills, independence, character, wisdom, judgment, integrity, ability to make independent analytical inquiries, understanding of our business environment, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with our interests. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. In evaluating any director candidate recommended by stockholders, our Board of Directors will apply the same criteria and adhere to the same policies and procedures applicable to the evaluation of candidates proposed by members of our Board of Directors or management.

Our Board of Directors recognizes its responsibility to ensure that nominees for our Board of Directors possess appropriate qualifications and reflect a reasonable diversity of skills, abilities, industry knowledge, personal and professional experience, and personal characteristics. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to promote our strategic objectives and to fulfill its responsibilities to our stockholders.

While we do not have a formal diversity policy, our Corporate Governance Guidelines sets forth our Board of Directors’ commitment to diversity. Specifically, our Board of Directors believes that diversity, including differences in backgrounds, qualifications, and personal characteristics, is important to the effectiveness of our Board of Directors’ oversight of the Company and that its membership should reflect a diversity of background and experience, including with respect to gender, race, ethnicity, age, sexual orientation, and gender identity. Our Board of Directors is committed to this policy of inclusiveness and will therefore continue to take reasonable steps to ensure that women and candidates from traditionally unrepresented minorities are considered for the pool of candidates from which our director nominees are chosen and will continue to endeavor to include candidates from non-traditional venues. Consistent with this philosophy, since joining our Board of Directors in August 2018, Ms. Hickok has served in a leadership role as Chair of the Audit Committee.

The director biographies on pages 11 – 15 indicate each director’s experience, qualifications, attributes, and skills that led our Board of Directors to conclude that each director should continue to serve as a member of our Board of Directors. Our Board of Directors believes that each director has had substantial achievement in such director’s professional and personal pursuits and possesses the background, talents, and experience that our Board of Directors desires and that will contribute to the best interests of the Company and to long-term stockholder value.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board of Directors members and nominees as of [ ], 2024. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f). Please see our proxy statement for our 2023 annual meeting of stockholders filed with the SEC on April 26, 2023 (2023 Proxy Statement) to see the Board Diversity Matrix for the previous year.

Board Diversity Matrix (As of [ ], 2024)
Total Number of Directors	7
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	3
Part II: Demographic Background
Asian	0	1	0
White	1	2	0
Did Not Disclose Demographic Background	3

Board of Directors Meetings and Attendance

Our Board of Directors met four times during 2023. During 2023 each of our directors serving at such times attended at least 75% of the aggregate number of the meetings of our Board of Directors and the committees on which they served, for the periods during which they served.

Although we do not have a formal policy regarding director attendance at the annual meeting of stockholders, our Corporate Governance Guidelines provide that our directors are invited and encouraged to attend the annual meeting of stockholders. Five of the seven members of our Board of Directors serving at such time attended the 2023 annual meeting of stockholders.

Board of Directors Leadership Structure

Mr. Steinert, our Executive Chair, is also the Chair of our Board of Directors. Mr. Steinert has authority, among other things, to call and preside over meetings of our Board of Directors and set meeting agendas. As a result of Mr. Steinert’s extensive history with and knowledge of CarGurus, he is able to provide valuable insight and help ensure that our Board of Directors and management act with a common purpose. Our Board of Directors has not appointed a lead independent director. As a result, if Mr. Steinert is not present at a meeting of our Board of Directors, our Board of Directors would appoint one independent director to chair such meeting. Effective as of Mr. Steinert’s resignation as our Chief Executive Officer and Mr. Trevisan’s appointment as such in January 2021, the roles of Chair and Chief Executive Officer are no longer combined. We have not established a policy as to whether or not the roles of Chair and Chief Executive Officer should be separate or combined.

We have a Chair for each committee of our Board of Directors. Our Board of Directors delegates substantial responsibilities to the committees, which regularly report their activities and actions back to our Board of Directors. We believe our Board and committee leadership structure provides an appropriate allocation of roles and responsibilities for the Company at this time because it strikes an effective balance of the participation of management and independent leadership in the proceedings of our Board of Directors.

Executive Sessions

Under our Corporate Governance Guidelines, our non-management directors are required to meet in executive session at least semi-annually to discuss, among other matters, the performance of each of the Executive Chair and Chief Executive Officer. The director who presides at these meetings is a non-management director selected by a majority of the non-management directors. In general, these executive sessions are held on the same date as regularly scheduled meetings of our Board of Directors.

Board of Directors Committees

Our Board of Directors has established an Audit Committee and a Compensation Committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of our committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations of Nasdaq and the SEC, including those related to our status as a controlled company.

The current composition of the committees of our Board of Directors is set forth below. Members serve on these committees until their resignation, removal, or as otherwise determined by our Board of Directors.

Audit Committee	Compensation Committee
Lori Hickok – Chair(1)	Stephen Kaufer – Chair
Manik Gupta(2)	Steven Conine
Greg Schwartz(2)
(1)
Ms. Hickok meets the requirements for independence of audit committee members under applicable Nasdaq and SEC rules and regulations and meets Nasdaq financial literacy requirements. In addition, our Board of Directors has determined that Ms. Hickok is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (Securities Act).
(2)
Messrs. Gupta and Schwartz meet the requirements for independence of audit committee members under applicable Nasdaq and SEC rules and regulations and meet Nasdaq financial literacy requirements.

The responsibilities of each of the committees of our Board of Directors is further detailed below.

Audit Committee

The responsibilities of the Audit Committee include, among other things:

•
selecting and hiring the independent registered public accounting firm to audit our financial statements and internal control over financial reporting;
•
confirming the independence and overseeing the performance of the independent registered public accounting firm;
•
approving the scope, fees, and terms of all audit and permissible non-audit engagements;
•
reviewing financial statements and discussing with management and the independent registered public accounting firm our audited annual and unaudited quarterly financial statements, the results of the independent audit and the quarterly reviews, and any reports and certifications regarding internal controls over financial reporting and disclosure controls;
•
preparing the Audit Committee report that the SEC requires to be included in our annual proxy statement;
•
reviewing reports and communications from the independent registered public accounting firm;
•
reviewing the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures;
•
reviewing our policies on risk assessment and risk management, including with respect to operational, financial, strategic, data privacy, cybersecurity, legal, regulatory, compliance, and reputational risks;
•
reviewing related person transactions;

•
overseeing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal account controls, or auditing matters and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and
•
reviewing annually the Audit Committee Charter and the Audit Committee’s performance.

The Audit Committee operates under a written charter that satisfies the applicable Nasdaq listing standards and is available on our website at https://investors.cargurus.com at “Governance.” The Audit Committee met five times during 2023.

Compensation Committee

The purpose of the Compensation Committee is, to the extent such tasks are not performed by our full Board of Directors, to oversee our compensation philosophy, policies, plans, and benefit programs and to discharge the responsibilities of our Board of Directors relating to the compensation of our executive officers.

Except to the extent that our full Board of Directors undertakes any responsibility directly, the responsibilities of the Compensation Committee include, among other things:

•
overseeing our compensation philosophy, policies, plans, and benefit programs;
•
reviewing and approving, or making recommendations to our Board of Directors regarding, the compensation of our executive officers;
•
reviewing and approving, and, where appropriate, recommending to our Board of Directors for approval, any material employment agreements, severance arrangements, and change of control agreements and provisions for our Chief Executive Officer and other executive officers when and if appropriate, as well as any special supplemental benefits;
•
reviewing annually the Compensation Committee Charter and the Compensation Committee’s performance;
•
preparing the annual report of the Compensation Committee for inclusion in our proxy statement and annual report on Form 10-K, as applicable; and
•
administering our equity compensation plans.

The Compensation Committee may delegate any of its responsibilities to subcommittees as it deems necessary or appropriate in its sole discretion.

Because we are a controlled company under Nasdaq rules, the Compensation Committee is not required to be fully independent. As the composition of our Board of Directors changes, we may however have a Compensation Committee comprised entirely of independent directors. In addition, if such rules change in the future or we no longer meet the definition of a controlled company under current rules, we will adjust the composition of the Compensation Committee in order to comply with such rules.

The Compensation Committee operates under a written charter that satisfies the applicable Nasdaq listing standards and which is available on our website at https://investors.cargurus.com at “Governance.” The Compensation Committee met four times during 2023.

Board of Directors Role in Risk Oversight

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its review of the operations and corporate functions of the Company, our Board of Directors addresses the principal risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Our Board of Directors has also implemented – and is responsible for overseeing – a compensation recovery, or “clawback,” policy (the Clawback Policy) that allows the Company to recoup certain incentive-based compensation from covered individuals, including its executive officers, pursuant to such policy.

Our Board of Directors administers its risk oversight responsibilities by delegating certain business and governance activities to the appropriate committees for more detailed consideration and evaluation. In performing this oversight function, each committee has full access to management as well as the ability to engage advisors or other experts it deems necessary in the performance of its duties. Each committee regularly reports their risk oversight activities to our Board of Directors.

The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Audit Committee also monitors our compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.

The Compensation Committee assesses and monitors the extent to which our incentive compensation programs and policies for employees may encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

Our management is responsible for the day-to-day identification, evaluation, management, and mitigation of the Company’s risk exposures. The Company manages these enterprise risks through a variety of policies, programs, committees, and internal controls designed to protect the Company’s assets, operations, and reputation, while ensuring compliance with applicable laws and regulations. Our management provides a quarterly update to the Audit Committee on compliance and risk management developments, policies, and procedures, and auditing covering the risk topics of financial accounting, technology and security, legal and corporate governance, and people and talent.

Cybersecurity Risk Oversight

Management of cybersecurity risk remains an important area of focus for us. We have policies, procedures, and processes for assessing, identifying, and managing cybersecurity risks, which are built into our overall information technology function and are designed to help protect our information assets and operations from internal and external cyber threats as well as secure our networks and systems. Our Vice President, Information Security and Technology, who reports to our Chief Technology Officer, leads the operational oversight of Company-wide cybersecurity strategy, policy, standards, and processes and works across relevant departments to assess and help prepare us and our employees to address cybersecurity risks.

Our Board of Directors, with a primary focus on policy, oversight, and strategic direction, has delegated to the Audit Committee primary responsibility for regular oversight of cybersecurity risk at the Board-level, and this responsibility is reflected in the Audit Committee Charter. The Audit Committee regularly meets with members of management responsible for data privacy, technology, and information security risks to discuss these risks, risk management activities, incident response plans, best practices, the effectiveness of our security measures, and other related matters.

Please see Item 1C. Cybersecurity in Part I of our Annual Report for additional information regarding cybersecurity matters.

People and Talent

Our investment in our greatest asset – our people – is integral to our core values, evidenced by our inclusion of employee engagement and cultural efforts as components of our 2023 strategic objectives. Our Board of Directors oversees our people and talent efforts and views building our culture – from employee development and retention to diversity, equity, inclusion, and belonging initiatives – as key to driving long-term value for our business and helping to mitigate risks.

Diversity, Equity, Inclusion, and Belonging and Equal Employment Policy

We are an equal opportunity employer and strive to build and nurture a culture where inclusiveness is a reflex, not an initiative. With support from our Diversity, Equity, Inclusion and Belonging Advisory Council, along with the commitment from our executive team, we seek to foster diversity, equity, inclusion, and belonging, and to build a workplace where everyone can come as they are to thrive where they are. We believe that our commitment to these efforts helps us attract and retain the best talent, enables employees to realize their full potential, and drives high performance through innovation and collaboration.

Employee Engagement

Each year we conduct an employee engagement survey to help our management team gain insight into and gauge employees’ feelings, attitudes, and behaviors around working at CarGurus. Our latest survey, completed in September 2023, had a participation rate of approximately 90% of our eligible employees worldwide. We recognized strengths related to manager-employee relationships and progress around learning and enablement. Based on employee feedback, we also identified several Company-wide opportunity areas to improve engagement and drive long-term success. Our culture and commitment to building a workplace where we can all thrive has been recognized externally with the following awards: Built In Boston’s “Best Places to Work” 2019 through 2023; Boston Business Journal’s “Best Places to Work” 2015 through 2019 and 2021 through 2023; The Boston Globe’s “Top Place to Work” 2014 through 2016, 2018, and 2022 through 2023; and multiple awards from Comparably including “Best Perks & Benefits” 2021 through 2023, “Best Work-Life Balance” 2021 through 2023, and “Best Company Culture” 2022 and 2023. In 2023 we were also named among Fortune’s “Best Workplaces in Technology” and were recognized as a “DEI Champion” by The Boston Globe and were awarded the “Human Rights Campaign’s Equality 100 Award: Leader in LGBTQ+ Workplace Inclusion”.

Training and Development

Our people and talent strategy is essential for our ability to continue to develop and market innovative products and customer solutions. We continually invest in our employees’ career growth and provide employees with a wide range of development opportunities, including mandatory quarterly compliance training courses as well as one-on-one, hybrid, social, and self-directed learning, mentoring, coaching, and external development.

Charitable Giving

One of our core values is integrity, which we endeavor to achieve by acting responsibly and considering the impact of our actions on one other, our partners, and the world around us. Our Charitable Giving program, established in 2018, highlights our commitment to this core value by supporting our local communities. This program allows our employees to submit nominations for grants to tax-exempt organizations, which are then reviewed by a committee of our employees and awarded to selected charities on a quarterly basis. During 2023 we awarded over $130,000 in grants to various charitable organizations.

Additionally, within the broader community in which we operate, dealerships are known for their charitable giving and community service. Our Dealer Sponsorship program, formally established in 2017, supports customer requests for us to make financial contributions to dealership charitable events. CarGurus has budgeted funds to support these initiatives and has continued to grow our partnership with our loyal customers. During 2023 we awarded over $100,000 to 37 dealership causes.

Environmentally Conscious

We also believe that it is important to conduct business in an environmentally responsible manner. For example, the building that will house our future headquarters in Boston, Massachusetts is expected to offer a leading energy-efficiency and sustainability profile, and we expect the building to receive a LEED Gold certification upon completion, will be easily accessible by public transportation, and will have electric vehicle charging stations and indoor bike racks. For our employees in our offices, we encourage participation in a robust recycling program that includes recycling bins at every employee desk and conference room as well as next to all trash receptacles in our office kitchens. We also incentivize low-carbon-producing means of transportation via public transportation subsidies and by offering a generous annual stipend for employees who bike or walk to work.

Corporate Social Responsibility Report

For more information on our commitment to addressing environmental, social, and governance aspects across our business, please see our Corporate Social Responsibility Report, which is posted on the Investor Relations section of our website, https://investors.cargurus.com, at “Governance.”

Communicating with our Board of Directors

Our Board of Directors gives appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications to our Board of Directors, its committees, and individual directors from stockholders and other interested parties and for providing copies or summaries of such communications to members of our Board of Directors as they consider appropriate.

Communications are forwarded to all members of our Board of Directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the members of our Board of Directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to our Board of Directors should address such communications to: The Board of Directors, c/o Corporate Secretary, CarGurus, Inc., 55 Cambridge Parkway, 6th Floor, Cambridge, Massachusetts 02142.

Additionally, we have established a confidential process for reporting, investigating, and resolving employee and third-party concerns related to accounting, auditing, and similar matters under the Sarbanes-Oxley Act of 2002. Stockholders and other interested parties may confidentially provide information to the Audit Committee or to one or more of our individual directors by using the confidential and anonymous financial concern hotline that is operated by an independent, third-party service. Within the U.S. and Canada, the ethics hotline can be reached by telephone, toll-free, at 1-877-325-9953 or worldwide via the internet at https://www.whistleblowerservices.com/CARG/.

AUDIT COMMITTEE REPORT

The report of the Audit Committee is not considered to be “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Securities Exchange Act of 1934, as amended (the Exchange Act), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee has reviewed (i) the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023, (ii) management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, and (iii) the report from Ernst & Young, the Company’s independent registered public accounting firm, on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023. The Audit Committee has met with representatives of Ernst & Young, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

The Company’s management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of its consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The independent registered public accounting firm audits the annual consolidated financial statements prepared by management in accordance with standards of the Public Company Accounting Oversight Board (PCAOB), expresses an opinion as to such financial statements, and issues a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

The Audit Committee also received from, and discussed with, Ernst & Young the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees), as adopted by the PCAOB, in Rule 3200T.

Ernst & Young also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB requiring independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence, and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Ernst & Young their independence from the Company.

Based on these discussions and the Company’s review of the representations and information provided by management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

By the Audit Committee of the Board of Directors of CarGurus, Inc.

Lori Hickok (Chair)

Manik Gupta

Greg Schwartz

EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. In addition, we explain how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our executive officers during the year ended December 31, 2023. During 2023 these individuals were:

•
Jason Trevisan, our Chief Executive Officer(1);
•
Elisa Palazzo, our Chief Financial Officer and Treasurer(2);
•
Langley Steinert, our founder, Executive Chair, and Chair of our Board of Directors;
•
Zachary Hallowell, the Chief Executive Officer, CarOffer(3); and
•
Matthew Quinn, our Chief Technology Officer.
(1)
Mr. Trevisan served as our interim Principal Financial Officer and Treasurer from October 3, 2022 to December 4, 2023.
(2)
Ms. Palazzo was appointed as our Chief Financial Officer effective December 4, 2023.
(3)
Mr. Hallowell was appointed as the Chief Executive Officer, CarOffer on December 1, 2023, and served as our Head of Industry Transformation from October 16, 2023 to December 1, 2023.

We refer to these executive officers collectively in this Compensation Discussion and Analysis and the accompanying compensation tables and related narrative disclosure as our Named Executive Officers.

Executive Summary

CarGurus is a multinational, online automotive platform for buying and selling vehicles that is building upon its industry-leading listings marketplace with both digital retail solutions and the online wholesale platform of CarOffer, LLC (CarOffer). The CarGurus platform gives consumers the confidence to purchase and/or sell a vehicle either online or in-person, and it gives dealerships the power to accurately price, effectively market, instantly acquire, and quickly sell vehicles, all with a nationwide reach. CarGurus uses proprietary technology, search algorithms, and data analytics to bring trust, transparency, and competitive pricing to the automotive shopping experience. In addition to the U.S., we operate online marketplaces under the CarGurus brand in Canada and the U.K. In the U.S. and the U.K., we also operate the Autolist and PistonHeads online marketplaces, respectively, as independent brands.

2023 Executive Compensation Highlights

Consistent with our performance and compensation objectives, the Compensation Committee took the following actions relating to the compensation of our Named Executive Officers for 2023:

•
Base Salary – Approved annual increases in base salary ranging from 1.7% to 16.9%, which aligned with our practice of annual merit base salary increases, and in the case of the 16.9% increase, aligned with our practice of conducting period market adjustments as necessary to ensure base salaries are aligned with our compensation peer group. Maintained Mr. Steinert’s annual base salary of $10,000.
•
Annual Cash Incentive Awards – Made annual cash incentive award payments, which represented 114.7% of the target annual cash incentive award opportunity for the full year for Mr. Trevisan and 103.3% on average of the target annual cash incentive award opportunity for the full year for Ms. Palazzo and Messrs. Hallowell and Quinn, based, in each case, on our actual achievement against pre-established performance objectives, except for Mr. Steinert who did not receive an annual cash incentive award for 2023.
•
Equity Awards – Granted restricted stock unit (RSU) awards that may be settled in shares of our Class A common stock, subject to certain time vesting requirements.

2023 Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure consistency with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during 2023:

What We Do:

•
Annual Executive Compensation Review. The Compensation Committee annually reviews and approves our compensation strategy, including a review of our compensation peer group used for comparative purposes.
•
Compensation Risk Oversight. The Compensation Committee reviews the extent to which our incentive compensation programs and policies may encourage excessive risk-taking. At least annually, the Compensation Committee also reviews the relationship between our risk management policies and practices and compensation, and evaluates alternative compensation policies and practices that could mitigate any such risk.
•
Utilize Independent Compensation Advisor. Pursuant to its charter, the Compensation Committee has authority to engage outside compensation consultants or other advisors to assist the Compensation Committee in carrying out its duties. With respect to 2023 executive compensation, the Compensation Committee engaged Compensia, Inc. (Compensia), a national compensation consulting firm, as its compensation consultant. Except as described below under “Compensation-Setting Process – Role of Compensation Consultant,” Compensia performed no other consulting or other services for us in 2023. Based on its review, the Compensation Committee has determined that Compensia is independent and does not have other relationships with us that would impair its independence.
•
Compensation at Risk. Our executive compensation program is designed so that a significant portion of the cash incentive compensation of our executive officers, including our Named Executive Officers, is “at risk” based on corporate performance, and all of their RSU awards that were granted or otherwise outstanding during 2023 were “at risk” based on continued employment through their applicable vesting dates.
•
Equity-Based Compensation. A significant portion of the target total direct compensation we pay to our executive officers, including our Named Executive Officers, is in the form of equity-based compensation, which we believe aligns the interests of our executive officers and stockholders.
•
“Double Trigger” Change of Control Provisions in Executive Equity Awards. Our current forms of time-based RSU and non-qualified stock option (NQSO) award agreements with our executive officers, including our Named Executive Officers, provide for acceleration of unvested RSUs or NQSOs, as applicable, under such award solely in the event of a qualifying termination of employment within 12 months following a Change of Control (as defined in the Company’s Omnibus Incentive Compensation Plan (the 2017 Plan)). None of our executive officers, including our Named Executive Officers, is currently entitled to “single trigger” acceleration of vesting of any currently outstanding equity awards.
•
Health or Welfare Benefits. Our executive officers, including our Named Executive Officers, participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.
•
Compensation Clawback Policy. We maintain the Clawback Policy that complies with Rule 10D-1 under the Exchange Act and the applicable Nasdaq listing standards and provides for the recoupment of certain incentive-based compensation from covered individuals, including executive officers, in connection with certain triggering events. See “Compensation Clawback Policy” below for more information.

What We Don’t Do:

•
No Retirement Plans Other than Standard Plans Offered to Employees. We do not currently offer, nor do we have plans to provide, pension arrangements, retirement plans, or nonqualified deferred compensation plans or arrangements to our executive officers, including our Named Executive Officers.
•
Limited Perquisites. Except as described below in “Perquisites and Other Personal Benefits,” we do not provide significant perquisites or other personal benefits to our executive officers, including our Named Executive Officers, except as generally made available to our other full-time employees.
•
No Change-of-Control-Related Tax Gross-Ups. We do not provide any tax gross-ups that may arise due to the application of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the Code), to our executive officers, including our Named Executive Officers.
•
No Cash Severance Payments for Executives Arising Solely as a Result of a Change of Control. Our current agreements with our executive officers, including our Named Executive Officers, do not provide for any cash payments or other benefits that arise solely as a result of a change of control of the Company.
•
Hedging and Pledging Prohibitions. Our Insider Trading Policy prohibits our non-employee directors, executive officers, employees, and certain other persons as may be designated by the administrator of such policy from (i) entering into hedging or monetization transactions or similar arrangements with respect to our securities and (ii) holding our securities in a margin account or pledging our securities as collateral for a loan, in each instance without prior approval from the policy administrator.

Leadership Team

At the core of what we do are our people and our leaders. As a result, our goal is to find top-tier talent with the skills necessary to imagine and lead us into the future. We advanced this goal in 2023 by appointing two new executives in key roles. These appointments included:

•
Elisa Palazzo, Chief Financial Officer. Ms. Palazzo joined us in December 2023 as our Chief Financial Officer, bringing nearly 20 years of operating, investing, and transaction experience, with a focus on marketplaces that reach both consumer and business-to-business users. Most recently, Ms. Palazzo served in various roles at Talkspace, Inc., including as Deputy Chief Financial Officer and as Senior Vice President of Finance, a role she assumed as part of Hudson Executive Capital’s involvement in Talkspace, Inc. Prior to that, she was a Senior Analyst and Managing Director at Hudson Executive Capital, overseeing investments in consumer, online, and digital media companies. Ms. Palazzo also previously served as an investor and Director at PSP Investments, a Senior Investment Analyst at Point72 Asset Management, and as an Investment Analyst at Coltrane Asset Management. We believe Ms. Palazzo’s extensive financial expertise and strategic vision will be valuable assets in our current stage and as we further expand our transaction and digital retail capabilities.
•
Zachary Hallowell, Chief Executive Officer, CarOffer, formerly Head of Industry Transformation. Mr. Hallowell joined us in October 2023 as our Head of Industry Transformation, bringing with him over two decades of experience leading the transformation of several of the industry’s top platforms, and was appointed as the Chief Executive Officer, CarOffer in December 2023. Most recently, Mr. Hallowell served in various roles at Cox Automotive Inc., including as Senior Vice President, Manheim Digital, Vice President, Manheim Digital Marketplace, and General Manager/Head of Operational Excellence at RMS Automotive. Prior to that, he served in various roles at OPENLANE, Inc. (formerly known as KAR Auction Services, Inc.), including as Vice President, Online Product Management, ADESA, President/COO Recovery Database Network, Business Line Director, OPENLANE, Director, Product and Program Management from April 2004 to December 2006, and Product Manager from November 1999 to April 2004. We believe that Mr. Hallowell’s extensive knowledge and experience in the automotive industry will help guide us as we continue to enhance operations to support customers through every stage of the automotive lifecycle.

For a summary of the material terms and conditions of the employment compensation arrangements with Ms. Palazzo and Mr. Hallowell, see “Executive Employment Arrangements” below.

Stockholder Advisory Vote on Named Executive Officer Compensation

At the Annual Meeting, we will be conducting a non-binding stockholder advisory vote on the compensation of our Named Executive Officers for 2023 (commonly known as a Say-on-Pay vote). This Say-on-Pay vote provides stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to advise on any specific element of our executive compensation program, but rather on the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.

At our 2023 annual meeting of stockholders we continued to receive support for our executive compensation program with approximately 89% of the votes cast for approval of our annual Say-on-Pay proposal. The Compensation Committee viewed this as positive support for our executive compensation program and its alignment with long-term stockholder value creation and determined that the Company’s executive compensation programs has been effective in implementing the Company’s stated compensation philosophy and objectives. Although these results were advisory and not binding on the Company, our Board of Directors, or the Compensation Committee, we value the opinions of our stockholders and have taken, and commit to continue to take, the results of the Say-on-Pay vote into account when making subsequent decisions regarding the compensation of our executive officers, including our Named Executive Officers.

Compensation Philosophy and Objectives

We believe in providing a competitive total compensation package to our executive officers, including our Named Executive Officers, through a combination of annual base salary, annual cash incentive award opportunities, long-term incentive compensation opportunities in the form of equity awards, and broad-based health and welfare benefit plans. Our executive compensation program is designed to achieve the following objectives:

•
Attract, motivate, and retain executive officers of outstanding ability and potential;

•
reward the achievement of key performance measures; and
•
ensure that executive compensation is meaningfully related to the creation of stockholder value.

We believe that our executive compensation program should generally include short-term and long-term elements, including cash and equity compensation, and should reward consistent performance that meets or exceeds expectations. We evaluate the compensation provided to our executive officers to ensure it remains competitive relative to compensation paid by companies of similar size and geographic location operating in our industry, taking into account our relative performance, our financial and strategic objectives, and the performance of each individual executive officer.

Executive Compensation Design

The compensation arrangements for our executive officers, including our Named Executive Officers, consist of annual base salary, annual cash incentive award opportunities, long-term incentive compensation opportunities in the form of equity awards, and certain broad-based health and welfare benefit plans. To ensure alignment between the interests of our stockholders and those of our executive officers, a significant majority of executive compensation paid to our executive officers, including our Named Executive Officers, consists of equity-based compensation. We believe that an emphasis on equity grants serves to encourage our executive officers to focus on long-term stockholder value creation.

Historically and during 2023, our principal equity incentive vehicle was in the form of time-based RSU awards that may be settled in shares of our Class A common stock as they are earned. We believe that time-based RSU awards that may be settled in shares of our Class A common stock offer our executive officers a valuable long-term incentive that aligns their interests with the long-term interests of our stockholders. Going forward, as we deem appropriate, we expect to continue to offer time-based RSU awards; however, we may also introduce other forms of stock-based compensation awards into our executive compensation program to provide our executive officers with various types of equity incentives that further this objective.

We also offer cash compensation in the form of annual base salaries and annual cash incentive award opportunities. Typically, we have structured our annual cash incentive award opportunities to focus on the achievement of specific short-term financial and strategic objectives that will further our longer-term growth objectives.

We have not adopted any formal policies or guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. Instead, the Compensation Committee reviews each element of executive compensation separately and also takes into consideration the value of each executive officer’s target total direct compensation opportunity (the sum of annual base salary, annual cash incentive award opportunity, and equity awards) as a whole, and its relative size in comparison to our other executive officers. The Compensation Committee also considers amounts realizable from prior compensation awarded to each executive officer, including equity that is nearly- or fully-vested, when setting each individual’s target total direct compensation opportunity for the year.

The Compensation Committee reviews our executive compensation program at least annually. As part of this review process, the Compensation Committee considers whether our overall compensation philosophy is aligned with the interests of our stockholders while considering the compensation levels needed to ensure that our executive compensation program remains reasonable and competitive. In addition, the Compensation Committee considers our ability to achieve our retention objectives and the potential cost of replacing our executive officers. From time to time the Compensation Committee may determine that it is in the best interests of the Company and our stockholders to modify, amend, or otherwise adjust previous compensation awards.

Transition Awards

In February 2023 the Compensation Committee decided that, starting with 2023 and moving forward, increases in base salaries of all employees, including our executive officers, will no longer be effective as of January 1 of each year and instead will be effective as of April 1 of each year. In order to provide appropriate base salary compensation to all employees, including our executive officers, in 2023, the Compensation Committee approved a one-time cash transition payment to all employees, including our executive officers. As a result, Messrs. Trevisan and Quinn received a one-time cash transition payment of $2,200 and $3,250, respectively.

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers, including our Named Executive Officers, subject to any approval of our Board of Directors that the Compensation Committee determines to be desirable or is required by applicable law or Nasdaq listing standards. Specifically, the Compensation Committee oversees our compensation and benefit plans and policies, administers our equity compensation plans, and reviews and approves (or makes recommendations to our Board of Directors regarding) the compensation of our executive officers.

Role of our Chief Executive Officer

Our Chief Executive Officer evaluates at least annually the performance of each of our executive officers and makes recommendations to the Compensation Committee with respect to annual base salary adjustments, target annual cash incentive award opportunities, actual award payments, and equity awards for each such executive officer. While the Compensation Committee takes these recommendations into consideration in its deliberations, it exercises its own independent judgment in approving the executive compensation of our executive officers. Our Chief Executive Officer does not make recommendations regarding his own compensation, and he does not participate in any discussions regarding his own compensation.

Role of Compensation Consultant

The Compensation Committee has the authority under the Compensation Committee Charter to engage the services of a compensation consultant to assist it in carrying out its responsibilities. In each of the past four years, the Compensation Committee formally retained Compensia to assist it in developing and overseeing the Company’s executive compensation program and non-employee director compensation program and practices and to provide an analysis of competitive market data. To assist the Compensation Committee with its consideration of 2023 executive compensation decisions, Compensia provided the Compensation Committee with compensation data and an updated competitive market analysis for similarly situated executive officers at our peer group companies. Similarly, to assist the Compensation Committee with its consideration of 2023 non-employee director compensation program, Compensia provided the Compensation Committee with compensation data and an updated competitive market analysis for similarly situated directors at our peer group companies. Compensia also provided consulting services to the Company on an ad hoc basis regarding equity compensation matters and assisted with review of the “Compensation Discussion and Analysis” section of the Company’s proxy statement for the 2023 annual meeting of stockholders.

Compensia maintains a policy that is specifically designed to prevent any conflicts of interest. In addition, the Compensation Committee has assessed the independence of Compensia taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq listing standards and concluded that no conflict of interest has arisen with respect to the work that Compensia performs for the Compensation Committee.

Competitive Positioning

The Compensation Committee has established and maintains a compensation peer group consisting of publicly traded companies, which the Compensation Committee reviews and modifies from time to time to consist of the following set of peers for purposes of reviewing and considering our executive officers’ 2023 base salaries, target annual cash incentive award opportunities, and annual equity awards. The Compensation Committee believes that this compensation peer group accurately reflected the Company’s growth, opportunities, and current market positioning. This group consisted of technology companies that the Compensation Committee determined operate within our industry, compete with us for talent, or are located in the same general geographic area. Other factors considered include comparable revenues, market capitalization, and projected revenue growth. In connection with its review, the Compensation Committee removed seven peer companies for 2023 – Bottomline Technologies, Inc., Cerence, Inc., EverQuote, Inc., HubSpot, Inc., LendingTree, Inc., Wayfair Inc., and Yext, Inc. – because they either were acquired or fell outside of the comparable revenue and market capitalization ranges.

The following companies were used by the Compensation Committee during 2023 as our compensation peer group:

ACI Worldwide, Inc.*	Commvault Systems, Inc.*	New Relic, Inc.	Shutterstock, Inc.
ACV Auctions Inc.*	Envestnet, Inc.*	Pegasystems Inc.	TripAdvisor, Inc.
Alarm.com Holdings, Inc.	Everbridge, Inc.	Qualys, Inc.	Upwork, Inc.*
Angi Inc.*	Flywire Corp.*	Rapid7, Inc.	Yelp Inc.
Cars.com Inc.	NetScout Systems, Inc.*	Redfin Corporation

*Represents new addition to peer group.

The Compensation Committee considered both Compensia’s competitive market analysis and compensation data drawn internally from publicly-available proxy statements and industry-specific survey data for this compensation peer group as reference points for its 2023 executive compensation decisions. While the Compensation Committee takes into account peer company compensation practices, the Compensation Committee uses this information as one of many factors in its deliberations on compensation matters and does not set compensation levels to meet specific percentiles.

The Compensation Committee reviews the analyses prepared internally and by Compensia based on the compensation data drawn from a compensation peer group to develop a subjective representation of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and the compensation levels of our executive officers compare to the competitive market. As part of this evaluation, the Compensation

Committee also reviews the performance measures and performance goals generally used within the competitive market to reward performance.

Management and the Compensation Committee strive to incorporate flexibility into our executive compensation program and the assessment process to respond to and adjust for the evolving business environment and the value delivered by our executive officers, including our Named Executive Officers.

Elements of Executive Compensation

The 2023 compensation program for our executive officers, including our Named Executive Officers, consisted of three principal components:

•
annual base salary;
•
annual cash incentive awards; and
•
long-term incentive compensation in the form of RSU awards that are settled in shares of our Class A common stock.

The following charts illustrate the composition of the 2023 total direct compensation for Mr. Trevisan on a weighted-average basis and for our other Named Executive Officers in aggregate as comprised of annual base salary, annual cash incentive award opportunities, and long-term incentive compensation in the form of equity awards. These compensation elements are considered to be performance-based, or “at-risk,” with the exception of base salary.

(1)
Consists of Mr. Trevisan’s 2023 actual base salary, annual cash incentive award paid for 2023 performance, and the grant date fair value of the equity award granted in 2023.
(2)
For our Named Executive Officers other than Mr. Trevisan, consists of these individuals’ annualized 2023 actual base salaries, annual cash incentive awards paid for 2023 performance, and the grant date fair values of the equity awards granted in 2023 but excludes compensation for Ms. Palazzo and Mr. Hallowell due to partial year employment with the Company in 2023. At Mr. Steinert’s request, to demonstrate his confidence in the Company and to continue to align his interests with those of our stockholders, the Compensation Committee maintained Mr. Steinert’s annual base salary of $10,000 for 2023 and continued to consider Mr. Steinert ineligible to receive an annual cash incentive award for his 2023 performance.

Base Salary

Annual base salary represents the fixed portion of the compensation of our executive officers, including our Named Executive Officers, and is an important element of compensation intended to attract and retain highly-talented individuals. Generally, we use annual base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that the executive officers will perform their responsibilities to the best of their abilities and in our best interests.

Generally, the Compensation Committee reviews the annual base salaries of our executive officers, including our Named Executive Officers, at the beginning of each year and at that time establishes the annual base salary for that year as it determines to be necessary or appropriate. Typically, the Compensation Committee sets annual base salaries of our executive officers at levels that it believes are competitive with current market practices with reference to our compensation peer group (other than Mr. Steinert whose annual base salary is intentionally set lower than current market practices) after taking into consideration each individual executive officer’s role, responsibilities, qualifications, experience, past performance and expected future contributions, prior annual base salary with the Company, and the annual base salary levels of our other executive officers (other than Mr. Steinert). The Compensation Committee does not apply specific formulas to determine annual base salaries.

In February 2023 the Compensation Committee reviewed the annual base salary of each of our executive officers, including our Named Executive Officers. The Compensation Committee considered Compensia’s competitive market analysis, including a comparison of our Named Executive Officers’ annual base salaries to those of executives holding comparable positions at the companies in our compensation peer group as well as its own assessment of our 2022 performance and the other factors described above. Based on this review, the Compensation Committee determined that it was appropriate to set the annual base salaries of our Named Executive Officers for 2023 as follows:

Named Executive Officer	2022 Base Salary	2023 Base Salary(1)	Percentage Increase(2)
Mr. Trevisan	$ 556,200	$ 565,500	1.7%
Ms. Palazzo	N/A	$ 390,000	N/A
Mr. Steinert(3)	$ 10,000	$ 10,000	0%
Mr. Hallowell	N/A	$ 425,000	N/A
Mr. Quinn	$ 325,000	$ 380,000	16.9%
(1)
These annual base salaries were effective as of April 1, 2023, except for Ms. Palazzo, who commenced employment with the Company on December 4, 2023, and Mr. Hallowell, who commenced employment with the Company on October 16, 2023.
(2)
The Compensation Committee awarded base merit salary increases for 2023 to certain of our Named Executive Officers after its annual review of our executive compensation program. Mr. Quinn received a 16.9% increase based on a market adjustment.
(3)
At Mr. Steinert’s request, to demonstrate his confidence in the Company and to continue to align his interests with those of our stockholders, the Compensation Committee maintained Mr. Steinert’s annual base salary of $10,000 for 2023.

The actual base salaries paid to our Named Executive Officers in 2023 and the amounts of the transition awards, as discussed above, are set forth in the “Summary Compensation Table” below.

Cash Incentive Awards

In 2023 we provided our executive officers, including our Named Executive Officers other than Mr. Steinert, with the opportunity to earn cash incentive awards to encourage the achievement of our corporate performance objectives and to reward those individuals who significantly impact our corporate results based on the objectives set forth in our annual operating plan. The Compensation Committee determines and approves cash incentive award decisions for our executive officers including whether to exercise discretion to modify the calculated payouts.

In February 2018 the Compensation Committee approved the CarGurus, Inc. Annual Incentive Plan (the Annual Incentive Plan), providing an opportunity for certain of our salaried employees, including our Named Executive Officers, to earn annual cash incentive awards, as described below. Pursuant to the Annual Incentive Plan, each participant is eligible to receive a cash incentive award for the relevant year based on our level of achievement of one or more pre-established strategic objectives and financial performance goals and the participant’s individual performance goals, if applicable, during such year. The amount actually paid to a participant may be more or less than the participant’s target award opportunity, depending on the extent to which applicable performance goals were satisfied. Participants, including our Named Executive Officers, will not receive a payout for any performance measure that fails to achieve target level criteria.

In February 2023 the Compensation Committee established the 2023 performance measures and related target performance levels, as well as the corresponding weighting for each measure, for our executive officers, including our Named Executive Officers other than Mr. Steinert, under the Annual Incentive Plan (the 2023 Annual Incentive Plan).

Target Cash Incentive Award Opportunities

Under the Annual Incentive Plan, each participant’s actual annual cash incentive award is calculated, in part, by reference to a target annual cash incentive award opportunity based on either a percentage of the participant’s annual base salary for the year or a specified dollar amount, in the case of our executive officers, as determined by the Compensation Committee. To set the target annual cash incentive award opportunities of our Named Executive Officers for 2023, the Compensation Committee considered Compensia’s competitive market analysis, including a comparison of our Named Executive Officers’ target cash incentive award opportunities to those executives holding comparable positions at the companies in our compensation peer group as well as its own assessment of our 2022 performance and the other factors described in “Elements of Executive Compensation – Base Salary” above. The target annual cash incentive award opportunities of our Named Executive Officers for 2023 was as follows:

Named Executive Officer	Target Cash Incentive Award Opportunity	Target Cash Incentive Award Opportunity (as a percentage of annual base salary)	Percentage Change from 2022 Target Cash Incentive Award Opportunity(1)
Mr. Trevisan	$ 525,000	93%	5.0%
Ms. Palazzo(2)	$ 250,000	64%	N/A
Mr. Steinert(3)	—	—	—
Mr. Hallowell(4)	$ 325,000	76%	N/A
Mr. Quinn(5)	$ 225,000	59%	12.5%

(1)
The Compensation Committee determined our Named Executive Officers target annual incentive award opportunities for 2023 as a part of its annual practice of conducting a market review of peer group executive pay practices. The Compensation Committee considered that higher target cash incentive award opportunities means more at-risk compensation. The target cash incentive awards for each of Ms. Palazzo and Mr. Hallowell were determined following the Compensation Committee’s evaluation of peer group data on others in similar positions
(2)
Ms. Palazzo was appointed as our Chief Financial Officer effective December 4, 2023. Amount represents the target annual cash incentive opportunity for Ms. Palazzo. Based on her hire date, Ms. Palazzo was eligible for a prorated payout under the 2023 Annual Incentive Plan.
(3)
At Mr. Steinert’s request, to demonstrate his confidence in the Company and to continue to align his interests with those of our stockholders, the Compensation Committee continued to consider Mr. Steinert ineligible to receive an annual cash incentive award for his 2023 performance.
(4)
Mr. Hallowell was appointed as the Chief Executive Officer, CarOffer on December 1, 2023, and served as our Head of Industry Transformation from October 16, 2023 to December 1, 2023. Amount represents the target annual cash incentive opportunity for Mr. Hallowell. Based on his hire date, Mr. Hallowell was eligible for a prorated payout under the 2023 Annual Incentive Plan.
(5)
Mr. Quinn received a 12.5% increase based on a market adjustment.

The amount actually paid to a participant could be more or less than the participant’s target annual cash incentive award opportunity, depending on the extent to which applicable performance goals were satisfied. Consistent with prior years, for 2023 the Compensation Committee determined that annual cash incentive awards for such year would be paid to our executive officers in two installments rather than in one lump sum, whereby (i) 40% of each executive officer’s target annual cash incentive award opportunity would be made in an initial lump sum payment following completion of our second fiscal quarter of 2023 (the First Half 2023 Payment) and (ii) the remainder of each executive officer’s full-year annual cash incentive award would be paid in a lump sum payment following the end of 2023 based on the Compensation Committee’s evaluation of our actual performance for the full year as measured against the achievement of the pre-established corporate and individual performance goals described below (the Second Half 2023 Payment). The Compensation Committee has traditionally determined that annual cash incentive awards would be paid in two installments to align with the incentive plan for our broader employee base, which awards a portion of employees’ bonuses mid-year for retention purposes.

Corporate Strategic Objectives

Our Board of Directors approves annual strategic objectives for the Company, which are formulated by management to reflect the Company’s goals for that year, and the Compensation Committee utilizes these initiatives as the business performance goals upon which annual cash incentive award payments are based. The 2023 strategic objectives involved optimizing marketplace growth, driving customer centricity, enabling our strategic transition to digital transactions, and activities related to employee engagement and enablement. Each of these initiative categories involved one or more quantitative and qualitative metrics as established by our management that had to be successfully completed for that portion of the initiative to be considered achieved. For 2023 the threshold, target, and maximum performance levels for the strategic objectives actually achieved and the corresponding payout levels on a sliding scale under the 2023 Annual Incentive Plan were established as follows:

Performance Measure	Performance Level	Payout Percentage
Strategic Objectives	Threshold (33%)(1)	0%
	Target (70%)	100%
	Maximum (100%)	150%

(1)
There is no payout under the strategic objective performance measure for performance that does not meet the target level criteria.

Corporate Financial Performance Goals

The Compensation Committee selected gross profit and adjusted earnings before interest and taxes (EBIT), a non-GAAP financial measure, as the financial performance measurements for 2023. The threshold, target, and maximum performance levels for gross profit and adjusted EBIT, as set forth in our annual operating plan, and the corresponding payout levels on a sliding scale for achievement of such measures under the 2023 Annual Incentive Plan, were established as follows:

Performance Measure	Performance Level	Payout Percentage
Gross Profit	Threshold (95%)(1)	0%
	Target (100%)	100%
	Maximum (105%)	200%
Adjusted EBIT	Threshold (90%)(1)	0%
	Target (100%)	100%
	Maximum (110%)	150%
(1)
There is no payout under the gross profit or adjusted EBIT performance measure for performance that does not meet the target level criteria.

We calculate adjusted EBIT as GAAP consolidated net income, adjusted to exclude: depreciation and amortization, impairment of long-lived assets, stock-based compensation expense, transaction-related expenses, other income, net, the provision for income taxes, and net income attributable to redeemable noncontrolling interest.

The Compensation Committee determined that, for purposes of the 2023 Annual Incentive Plan, these corporate financial measures were the most appropriate performance measures to use in determining annual cash incentive awards because, in its view, they were the best indicators of our successful execution of our annual operating plan. Thus, the target performance levels for these corporate performance goals were the minimum performance levels that had to be achieved before participants could earn any annual cash incentive awards relating to this measure. If the target performance goal for a particular measure was not achieved, then no award payments would be made under the 2023 Annual Incentive Plan with respect to such measure.

The above-referenced performance objectives should not be interpreted as a prediction of how we will perform in future periods. As described above, the purpose of these objectives was to establish a method for determining the payment of annual cash incentive compensation in 2023. You are cautioned not to rely on these performance goals as a prediction of our future performance.

Individual Performance Goals

For purposes of the 2023 Annual Incentive Plan, the Compensation Committee authorized (i) Mr. Steinert to establish one or more individual performance goals for Mr. Trevisan’s annual cash incentive award opportunity and (ii) Mr. Trevisan to establish one or more individual performance goals for each executive officer, including each Named Executive Officer other than Mr. Steinert and himself, as part of the executive officer’s annual cash incentive award opportunity. As part of our annual performance evaluation process, Messrs. Steinert and Trevisan, after consultation with Mr. Trevisan or each other executive officer, respectively, established the executive officer’s performance goals for the year. These performance goals were not intended to be formulaic, but rather to serve as the framework upon which Messrs. Steinert and Trevisan could evaluate the applicable executive officer’s overall performance. Such performance goals were established with reference to each individual executive officer’s position or function within the Company and included operational metrics that could reflect corporate or departmental goals or could include specific operational goals with respect to the executive officer’s area of responsibility. These performance goals also included the demonstration of leadership and effective decision-making, effective communication, promotion of our strategic objectives and values, and commitment to excellence and work ethic and could include more specific objectives for the executive officer, such as the successful completion of major projects and organization capability building.

For our executive officers other than Mr. Steinert in 2023 the Compensation Committee established performance ratings for the individual performance goals achieved and the corresponding payout levels under the 2023 Annual Incentive Plan as follows:

Performance Measure	Performance Rating	Payout Percentage
Individual Performance Goals	Partially Met Expectations	50 – 95%
	Met Expectations	95 – 115%
	Exceeded Expectations	115 – 130%
	Far Exceeded Expectations	130 – 150%

Our executive officers other than Mr. Steinert were subject to reviews conducted by their respective direct managers at the conclusion of 2023 to evaluate their performance for such year. These evaluations were the basis for the assessment of their performance rating against the pre-established individual performance goals.

Weighting of Performance Goals

In February 2023, in connection with establishing the corporate performance goals for the year, the Compensation Committee also determined the relative weighting for our executive officers (other than Mr. Steinert) with respect to the strategic objectives, the financial performance goals, and the individual performance goals. For purposes of the 2023 Annual Incentive Plan, the weighting of the performance goals for our executive officers, including our Named Executive Officers other than Mr. Steinert, was as follows:

Performance Measure	Weighting
Strategic Objectives	25%
Gross Profit	30%
Adjusted EBIT	15%
Individual Performance Goals	30%

2023 Annual Incentive Award Results

In July 2023 the Compensation Committee approved the First Half 2023 Payments for our Named Executive Officers, other than Ms. Palazzo and Messrs. Steinert and Hallowell, as follows:

Named Executive Officer	Actual Cash Incentive Award for First Half of 2023 Payment (40% of Annual Target Award)
Mr. Trevisan	$ 205,028
Ms. Palazzo(1)	N/A
Mr. Steinert(2)	—
Mr. Hallowell(3)	N/A
Mr. Quinn	$ 85,028

(1)
Ms. Palazzo was appointed as our Chief Financial Officer effective December 4, 2023.
(2)
At Mr. Steinert’s request, to demonstrate his confidence in the Company and to continue to align his interests with those of our stockholders, the Compensation Committee continued to consider Mr. Steinert ineligible to receive an annual cash incentive award for his 2023 performance.
(3)
Mr. Hallowell was appointed as the Chief Executive Officer, CarOffer on December 1, 2023, and served as our Head of Industry Transformation from October 16, 2023 to December 1, 2023.

In February 2024 the Compensation Committee determined the Second Half 2023 Payments based on the appropriate total amounts to be paid to our executive officers, including our Named Executive Officers other than Mr. Steinert, under the 2023 Annual Incentive Plan based on our actual performance for 2023 with respect to each corporate performance goal and each executive officer’s individual performance against the executive officer’s distinct performance goals. For 2023 the actual results against the targets set for the corporate components under the 2023 Annual Incentive Plan were as follows:

Performance Measure	Achievement Percentage or Rating	Payout Percentage
Strategic Objectives	75.0%	106.7%
Gross Profit	98.4%	84.0%
Adjusted EBIT	107.9%	139.5%
Individual Performance Goals	(1)	(1)
(1)
Performance ratings and corresponding payout percentages for each Named Executive Officer varied based on the 2023 performance reviews conducted for each such individual.

The target annual cash incentive award opportunities and the actual cash incentive award payments (inclusive of the First Half 2023 Payments) made to our Named Executive Officers (other than Mr. Steinert) for 2023 were as follows:

Named Executive Officer	Target Annual Cash Incentive Award	Actual Annual Cash Incentive Award	Percentage of Target Annual Cash Incentive Award Actually Paid
Mr. Trevisan	$ 525,000	$ 595,187	114.7%
Ms. Palazzo(1)	$ 19,178	$ 19,699	102.7%
Mr. Steinert(2)	—	—	—
Mr. Hallowell(3)	$ 68,562	$ 70,424	102.7%
Mr. Quinn	$ 225,000	$ 234,627	107.2%

(1)
Ms. Palazzo’s employment with the Company began effective as of December 4, 2023. Her annual cash incentive target and award for 2023 performance was prorated.
(2)
At Mr. Steinert’s request, to demonstrate his confidence in the Company and to continue to align his interests with those of our stockholders, the Compensation Committee continue to consider Mr. Steinert ineligible to receive an annual cash incentive award for 2023 performance.
(3)
Mr. Hallowell’s employment with the Company began effective as of October 16, 2023. His annual cash incentive target and award for 2023 performance was prorated.

The annual cash incentive award payments made to our Named Executive Officers for 2023 are set forth in the “Summary Compensation Table” below.

One-Time Cash Bonus

In February 2024 the Compensation Committee approved a special one-time cash bonus of $20,000 to Mr. Hallowell in recognition of his transition to the role of Chief Executive Officer, CarOffer in December 2023 and the associated increased responsibilities. In consideration of the foregoing, the Compensation Committee made the determination that the special one-time cash bonus was in the best interest of stockholders and would facilitate long-term value creation.

Long-Term Incentive Compensation

Historically and during 2023 we have used RSU awards with time-based vesting requirements to retain, motivate, and reward our executive officers, including our Named Executive Officers, for long-term increases in the value of our Class A common stock and, thereby, to align their interests with those of our stockholders.

Typically, the size and form of the equity awards granted to our existing or newly-hired executive officers are determined in the discretion of the Compensation Committee at a level that it believes is competitive with current market practices (with reference to our compensation peer group) and after taking into consideration each individual executive officer’s role and the scope of responsibilities, qualifications, experience, past performance and expected future contributions, current equity holdings, and the potential equity awards to be granted to our other executive officers.

For its determination of the size and form of equity awards to be granted to our executive officers in 2023, the Compensation Committee considered Compensia’s competitive market analysis, including a review of equity awards granted to executives holding comparable positions at the companies in our compensation peer group, as well as its own assessment of our 2022 performance and the other factors described in “Elements of Executive Compensation – Base Salary” above. Additionally, while we typically grant equity awards to our executive officers on an annual basis, the Compensation Committee previously determined to increase the size of the 2021 equity award granted to Mr. Trevisan to cover the value of awards he would otherwise receive through 2024. As a result, the Compensation Committee had indicated at that time that it did not contemplate that Mr. Trevisan would be eligible for an equity grant in respect of long-term incentive compensation until 2025. Mr. Trevisan did not receive an equity grant in 2022 but, as discussed below, did receive a special one-time retention award in 2023. The Compensation Committee also approved an annual equity grant of RSUs to Mr. Trevisan in February 2024. In deciding to grant the RSU award to Mr. Trevisan in 2024, the Compensation Committee considered the retentive power of Mr. Trevisan’s previous equity awards, market conditions impacting the Company’s stock price, and the incentive power of such grant to Mr. Trevisan to continue to focus on creating long-term stockholder value and align his interests with those of our stockholders.

In addition, in February 2023 the Company granted special one-time retention award grants of RSUs under the 2017 Plan to its executive officers, including Messrs. Trevisan and Quinn. In granting these retention awards, the Compensation Committee evaluated the retentive power of previous equity awards and market conditions impacting the Company’s stock price. In consideration of the foregoing, the Compensation Committee made the determination that the retention awards were in the best interests of our stockholders and would facilitate long-term value creation.

The Compensation Committee granted the following equity awards to our Named Executive Officers in 2023:

Named Executive Officer	RSU Award (number of shares)	RSU Award (grant date fair value)(1)
Mr. Trevisan	153,364(2)	$ 2,564,246
Ms. Palazzo	91,575(3)	$ 1,999,998
Mr. Steinert	149,521(4)	$ 2,499,991
Mr. Hallowell	156,075(5)	$ 2,799,986
Mr. Quinn	119,616(6)	$ 1,999,980
(1)
The amounts reported represent the grant date fair value of the time-based RSU awards, as computed in accordance with the Financial Accounting Standard Board’s ASC Topic 718 (FASB ASC Topic 718), which excludes the impact of estimated forfeitures related to service-based vesting conditions, reflects the accounting cost for the equity awards, and does not correspond to the actual economic value that may be received by our Named Executive Officers from the equity awards.
(2)
One-time retention award, vesting as follows: 12.5% of the RSUs subject to the award vests on the date that is three months following the vesting commencement date of January 1, 2023, and 12.25% of the RSUs subject to the award vests on the first day of each three-month period thereafter until the second anniversary of the vesting commencement date, contingent upon Mr. Trevisan remaining continuously employed by us through each applicable vesting date.
(3)
New hire award, vesting as follows: 25% of the RSUs subject to the award vests on December 4, 2024, and 6.25% of the RSUs subject to the award vests on the last day of each three-month period thereafter until December 31, 2027, contingent upon Ms. Palazzo remaining continuously employed by us through each applicable vesting date.
(4)
Annual retention award, vesting as follows: 6.25% of the RSUs subject to the award vests on the date that is three months following the vesting commencement date of January 1, 2023, and 6.25% of the RSUs subject to the award vests on the first day of each three-month period thereafter until the fourth anniversary of the vesting commencement date, contingent upon Mr. Steinert remaining continuously employed by us through each applicable vesting date.
(5)
Includes (i) a new hire award of 100,334 RSUs, vesting as follows: 25% of the RSUs subject to the award vests on the date that is one year following the vesting commencement date of October 16, 2023, and 6.25% of the RSUs subject to the award vests on the last day of each three-month period thereafter until October 31, 2027, and (ii) in connection with his hiring, a one-time award of 55,741 RSUs, vesting as follows: 12.5% of the RSUs subject to the award vests January 1, 2024, and then 12.5% of the RSUs subject to the award vests on the first day of each three-month period thereafter until October 1, 2025, in each case contingent upon Mr. Hallowell remaining continuously employed by us through each applicable vesting date.
(6)
Includes (i) an annual retention award of 101,674 RSUs vesting as follows: 6.25% of the RSUs subject to the award vests on the date that is three months following the vesting commencement date of January 1, 2023, and 6.25% of the RSUs subject to the award vests on the first day of each three-month period thereafter until the fourth anniversary of the vesting commencement date and (ii) a one-time retention award of 17,942 RSUs vesting as follows: 12.5% of the RSUs subject to the award vests on the date that is three months following the vesting commencement date of January 1, 2023, and 12.25% of the RSUs subject to the award vests on the first day of each three-month period thereafter until the second anniversary of the vesting commencement date, in each case contingent upon Mr. Quinn remaining continuously employed by us through each applicable vesting date.

Upon vesting, all of the RSU awards presented in the table above will be settled by issuing the number of shares of our Class A common stock underlying the RSUs that vested on such date. In addition, as described above, all such RSU awards provide for acceleration of vesting in the event the executive officer’s employment is terminated by us without cause or by the executive officer for good reason within 12 months following a Change of Control (as defined in the 2017 Plan).

The equity awards granted to our Named Executive Officers in 2023 are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” below.

Welfare and Health Benefits

We have established a broad-based tax-qualified savings plan under Section 401(k) of the Code for our eligible U.S. employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service. Currently, we match contributions made to the plan by our employees as follows: 50% of an employee’s calendar-year contributions, up to a maximum of 8% of the employee’s cash compensation paid during the period. Mandatory matching contributions may be subject to vesting based on an employee’s employment start date and length of service. Employees can designate the investment of their Section 401(k) accounts into a broad range of mutual funds. We do not allow investment in our Class A common stock through the Section 401(k) plan. We intend for the plan to qualify under Section 401(a) of the Code so that contributions by employees to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the plan.

In addition, our executive officers, including our Named Executive Officers, are eligible to receive the same employee benefits that are generally available to all of our U.S. CarGurus employees, subject to the satisfaction of certain eligibility requirements. These benefits include: medical, dental, and vision coverage; health savings and flexible spending accounts; paid time off; flexible hybrid work schedules or remote work on a case-by-case basis; employee assistance programs; short-term and long-term disability insurance; term life insurance; and fertility health and family-forming benefits, as well as paid access to certain wellness and family care resources.

In structuring our employee benefit programs, we seek to provide an aggregate level of benefits that are competitive with those provided by similar companies, compliant with applicable laws and practices, and affordable to our employees. We adjust these programs as needed based upon regular monitoring of applicable laws and practices, the competitive market, and our employees’ needs.

Perquisites and Other Personal Benefits

We do not view perquisites or other personal benefits as a significant element of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our Named Executive Officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an executive officer in the performance of the individual’s duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During 2023 we provided Mr. Trevisan with a supplemental commuting benefit to and from our offices in Cambridge, Massachusetts to allow him to more efficiently use commuting hours for business purposes. The amounts associated with this benefit are reflected in the “Summary Compensation Table” below.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits for our executive officers will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements

We have entered into employment offer letters with each of our executive officers. For a summary of the material terms and conditions of our employment arrangements with our Named Executive Officers, see “Executive Employment Arrangements” below.

Post-Employment Compensation Arrangements

The employment offer letters with certain of our executive officers, including our Named Executive Officers, provide for certain protections in the event of their termination of employment under specified circumstances. We believe that these protections were necessary to induce these individuals to forego other opportunities or leave their then-current employment for the uncertainty of a demanding position in a new and unfamiliar organization. We also believe that these arrangements continue to serve our executive retention objectives by helping these executive officers maintain continued focus and dedication to their responsibility to maximize stockholder value.

For a summary of the material terms and conditions of the post-employment compensation arrangements with our Named Executive Officers, see “Executive Employment Arrangements” below. For an estimate of the value of payments and benefits that our Named Executive Officers would have been eligible to receive if a hypothetical change of control or other trigger event had occurred on December 31, 2023, see “Potential Payments upon Termination of Employment or Change in Control” below.

Other Compensation Policies

Hedging and Pledging Policy

Our Insider Trading Policy prohibits our non-employee directors, executive officers, employees, and certain other persons as may be designated by the administrator of such policy from engaging in short sales of our securities, buying or selling puts or calls or other derivative securities on our securities, or entering into hedging or monetization transactions or similar arrangements with respect to our securities without prior approval from the policy administrator. In addition, our Insider Trading Policy prohibits our non-employee directors, executive officers, and certain other persons as may be designated by the administrator of such policy from holding our securities in a margin account or pledging our securities as collateral for a loan without prior approval from the policy administrator.

Compensation Clawback Policy

Effective October 2, 2023, the Clawback Policy was amended in order to comply with Nasdaq listing standards implementing Rule 10D-1 under the Exchange Act. If we are required to prepare an accounting restatement due to a material noncompliance of the Company with any financial reporting requirement under the securities law (a Restatement), the Clawback Policy provides for, among other things, the mandatory recovery by the Company of erroneously awarded incentive-based compensation (i.e., incentive-based compensation that was based on the attainment of a financial reporting measure) from persons who served as an executive officer of the Company (the Executive Officers) at any time during the performance period for such incentive-based compensation and who received such compensation during the three fiscal years preceding the date on which the Company is required to prepare the Restatement (the Recovery Period). The compensation to be recovered is the amount in excess of what would have been paid based on the restated results. Recovery is required on a “no fault” basis, without regard to whether any misconduct occurred and without regard to whether an Executive Officer was responsible for the erroneous financial statements.

The Clawback Policy also provides that if we are required to prepare a Restatement, then our Board of Directors (or a committee thereof) may take, in its discretion, such actions as it deems necessary to recover from any other current or former employee that is covered by the Clawback Policy (i.e., an individual that our Board of Directors determines contributed to the Restatement through willful misconduct, fraud, or a breach of a fiduciary duty) (a Participating Employee and together with the Executive Officers, the Covered Persons) any incentive-based equity compensation received by such Participating Employee during the Recovery Period that is determined to be in excess of what would have been paid based on the restated results.

The Clawback Policy also provides for the recovery of excess incentive-based cash and equity compensation from a Covered Person that our Board of Directors (or a committee thereof) determines, in its discretion, has engaged in Detrimental Conduct (i.e., willful misconduct, fraud, the violation of a law or regulation, or non-compliance with Company policies that (in the case of each of the foregoing) has resulted, or is reasonably likely to result, in a material adverse impact on the Company’s financial results, operations, or reputation), to the extent such compensation was granted during the one-year period preceding the date of the Detrimental Conduct or any time thereafter.

Tax and Accounting Considerations

Deductibility of Executive Compensation

In determining executive compensation, the Compensation Committee considers the possible income tax consequences to the Company and to our executive officers. To maintain maximum flexibility in designing our executive compensation program, the Compensation Committee, while considering tax deductibility as one factor in determining compensation, does not limit compensation to those levels or types of compensation that are intended to be deductible.

Generally, Section 162(m) of the Code disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to certain current or former executive officers. To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals and objectives, the Compensation Committee has not adopted a policy that all compensation must be deductible. Therefore, the Compensation Committee may approve base salaries and other compensation awards for our executive officers that may not be fully deductible because of the deduction limit of Section 162(m).

Accounting for Stock-Based Compensation

We follow FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board of Directors, including RSU awards that may be settled in shares of our Class A common stock, options to purchase shares of our Class A common stock, and other stock awards, based on the grant date “fair value” of these awards. For RSU awards that may be settled in shares of our Class A common stock, the grant date fair value is determined using the closing price of our Class A common stock. For options to purchase shares of our Class A common stock, the grant date fair value is determined utilizing the Black-Scholes option-pricing model, a generally accepted option valuation methodology. FASB ASC Topic 718 also requires us to recognize the compensation cost of our stock-based compensation awards in our income statements over the period that an employee or director is required to render service in exchange for an RSU award, stock option, or other stock award.

This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

Executive Compensation

Summary Compensation Table

The following table presents for the years ended December 31, 2023, 2022, and 2021, the compensation paid or awarded to, or earned by, our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	NQSO Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Jason Trevisan Chief Executive Officer	2023	565,000(4)	—	2,564,246	—	595,187	28,780(5)	3,753,213
	2022	556,200	—	545,278(6)	—	432,480	13,158	1,547,116
	2021	540,000	—	13,512,566	4,499,992	640,882	17,810	19,211,250
Elisa Palazzo(7) Chief Financial Officer	2023	31,023	50,000(8)	1,999,998	—	19,699	—	2,100,720
Langley Steinert Executive Chair	2023	10,000	—	2,499,991	—	—	—	2,509,991
	2022	10,000	—	2,575,722(9)	—	—	—	2,585,722
	2021	10,000	—	1,876,728	625,000	—	—	2,511,728
Zachary Hallowell(10) Chief Executive Officer, CarOffer	2023	88,542	320,000(11)	2,799,986	—	70,424	—	3,278,952
Matthew Quinn Chief Technology Officer	2023	369,500(12)	7,500(13)	1,999,980	—	234,627	12,329(14)	2,623,936
	2022	325,000	22,500(15)	1,700,235	499,994	175,028	11,069(15)	2,733,826
(1)
Represents the aggregate grant date fair value of the time-based RSU awards based on the closing market price of our Class A common stock on the date of grant computed in accordance with FASB ASC Topic 718. See Notes 2 and 11 to the consolidated financial statements in our Annual Report for the assumptions regarding the valuation of these equity awards. For performance-based RSUs granted in 2021, the value reported reflects the value of the awards at the grant date based upon the grant date fair value determined utilizing a Monte Carlo simulation model, a generally accepted statistical technique used, in this instance, to simulate a range of possible future prices for the Company and the companies that comprise the S&P 500 Index as of the day before the applicable performance period (PSU Peer Group Companies) over the applicable performance periods under the performance-based RSU awards. If the performance-based RSU awards granted in 2021 and, with respect to Mr. Quinn, granted in 2022, were earned at the maximum level, the grant date fair value of the performance-based RSUs would be as follows: Mr. Trevisan, $5,650,752; Mr. Steinert, $783,432; and Mr. Quinn, $1,400,499 utilizing a Monte Carlo simulation model, a generally accepted statistical technique used, in this instance, to simulate a range of possible future prices for the Company and the PSU Peer Group Companies over the applicable performance periods under the performance-based RSU award. The vesting terms of such performance-based RSUs were subsequently amended in February 2022 to time-based RSUs (the 2022 PSU Amendment). The amounts listed in the table above for the 2022 awards include the modification expense associated with the 2022 PSU Amendment. For more information regarding the amended performance-based RSU awards, see the “Modification of 2021 and 2022 Performance-Based Equity Grants” section of our 2023 Proxy Statement.
(2)
Represents the aggregate grant date fair value of the NQSO awards, which is determined utilizing the Black-Scholes option-pricing model, a generally accepted option valuation methodology. See Notes 2 and 11 to the consolidated financial statements in our Annual Report for the assumptions regarding the valuation of these equity awards.
(3)
The amounts this column reflect cash incentive awards under our Annual Incentive Plan for the applicable year determined by the Compensation Committee based on our achievement of certain strategic objectives, financial performance goals, and the individual Named Executive Officer’s performance goals, as applicable.
(4)
Includes $2,200 for the one-time cash transition payment discussed above in “Transition Awards.”
(5)
Consists of (i) $15,362 attributable to Mr. Trevisan for his use of a limited supplemental shared commuting benefit, (ii) $11,250 for the Company’s Section 401(k) matching contribution, and (iii) $2,168 for the purchase of a vehicle at a CarGurus dealer pursuant to the Company’s auto perk benefit, which is offered to all employees after two years of employment at CarGurus and every four years thereafter.
(6)
Due to the aggregate size of Mr. Trevisan’s 2021 equity award package upon his appointment to Chief Executive Officer, he did not receive an award in 2022. The amount reflected in the table above is related to the modification expense associated with the 2022 PSU Amendment. For more information regarding the amended performance-based RSU awards, see the “Modification of 2021 and 2022 Performance-Based Equity Grants” section of our 2023 Proxy Statement.
(7)
Ms. Palazzo was appointed as our Chief Financial Officer effective December 4, 2023. Her base salary for 2023 was $390,000, of which she received a pro rata share from December 4, 2023 to December 31, 2023. Pursuant to a Relocation Repayment Agreement dated October 16, 2023, between Ms. Palazzo and the Company, Ms. Palazzo is entitled to the payment of relocation expenses of up to $150,000 in connection with her relocation from New York to the Cambridge, Massachusetts area (the Relocation Expenses). No Relocation Expenses were paid to Ms. Palazzo in 2023. See “Executive Employment Arrangements” for more information.
(8)
This amount reflects the cash sign-on bonus paid to Ms. Palazzo in connection with her hire.
(9)
Includes $75,733 related to the modification expense associated with the 2022 PSU Amendment. For more information regarding the amended performance-based RSU awards, see the “Modification of 2021 and 2022 Performance-Based Equity Grants” section of our 2023 Proxy Statement.
(10)
Mr. Hallowell was appointed as the Chief Executive Officer, CarOffer on December 1, 2023, and served as our Head of Industry Transformation from October 16, 2023 to December 1, 2023. His base salary for 2023 was $425,000, of which he received a pro rata share from October 16, 2023 to December 31, 2023.
(11)
Consists of (i) the cash sign-on bonus of $300,000 paid to Mr. Hallowell in connection with his hire and (ii) the one-time cash bonus of $20,000 discussed above in “Cash Incentive Awards – One Time Cash Bonus.”
(12)
Includes $3,250 for the one-time cash transition payment discussed above in “Transition Awards.”
(13)
In connection with the commencement of his employment, Mr. Quinn received a $30,000 cash sign-on bonus, which was paid in three installments. This amount reflects the remaining installment of the cash sign-on bonus paid to Mr. Quinn in connection with his hire. See “Executive Employment Arrangements” for more information.
(14)
Consists of $12,329 for the Company’s Section 401(k) matching contribution.
(15)
In connection with the commencement of his employment, Mr. Quinn received a $30,000 cash sign-on bonus, which was paid in three installments. Mr. Quinn received the first two installments, totaling $22,500, in 2022 (the 2022 Bonus Payment). The 2022 Bonus Payment was inadvertently included in the “All Other Compensation” column of the “Summary Compensation Table” in our 2023 Proxy Statement. The presentation of Mr. Quinn’s 2022 compensation has been updated to include the 2022 Cash Bonus Payment in the “Bonus” column. The amount in the “All Other Compensation” column for 2022 represents the Company’s Section 401(k) matching contribution.

Grants of Plan-Based Awards Table

The following table presents, for each of our Named Executive Officers, information concerning each grant of a cash or equity award made during the year ended December 31, 2023.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Jason Trevisan	02/16/2023	02/16/2023	—	—	—	153,364	—	—	2,564,246
	—	—	0	518,835	866,250	—	—	—	—
Elisa Palazzo	09/26/2023	12/04/2023	—	—	—	91,575	—	—	1,999,998
	—	—	0	19,178(3)	30,938(3)	—	—	—	—
Langley Steinert	02/16/2023	02/16/2023	—	—	—	149,521	—	—	2,499,991
Zachary Hallowell	09/26/2023	10/16/2023	—	—	—	156,075	—	—	2,799,986
	—	—	0	68,562(3)	111,719(3)	—	—	—	—
Matthew Quinn	02/16/2023	02/16/2023	—	—	—	119,616	—	—	1,999,980
	—	—	0	218,835	371,250	—	—	—	—
(1)
The amounts reported in the “Target” sub-column reflect the minimum payment level of non-equity incentive plan compensation for each of our Named Executive Officers assuming a target level of performance under the 2023 Annual Incentive Plan. The amounts reported in the “Maximum” sub-column reflect that for 2023, the program provided each

Named Executive Officer with the potential to earn a maximum of 165% of the target cash incentive award opportunity. The design and operation of the 2023 Annual Incentive Plan are described in the “Compensation Discussion and Analysis” section of this Proxy Statement. Non-equity incentive plan awards actually paid by us for services rendered in 2023 are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.
(2)
Represents the aggregate grant date fair value of the time-based RSU awards under the 2017 Plan based on the closing market price of our Class A common stock on the date of grant computed in accordance with FASB ASC Topic 718. See Notes 2 and 11 to the consolidated financial statements in our Annual Report for the assumptions regarding the valuation of these equity awards.
(3)
2023 target and maximum annual cash incentive opportunity pro-rated for service time provided in 2023.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2023.

			Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Jason Trevisan	02/12/2020	01/01/2021	—	—	—	—	4,852(2)	117,224
	02/10/2021	01/01/2021	—	—	—	—	78,981(3)	1,908,181
	02/10/2021	01/01/2021	180,709(4)	82,141(4)	35.61	02/10/2031	—	—
	02/08/2022	01/01/2021	—	—	—	—	39,490(5)(6)	954,078
	02/16/2023	01/01/2023	—	—	—	—	95,853(7))	2,315,808
Elisa Palazzo	12/04/2023	12/04/2023	—)	—	—	—)	91,575(8)	2,212,452
Langley Steinert	02/12/2020	01/01/2021	—	—	—	—	4,159(2)	100,481
	02/10/2021	01/01/2021	—	—	—	—	10,970(3)	265,035
	02/10/2021	01/01/2021	25,098(4)	11,409(4)	35.61	02/10/2031	—	—
	02/08/2022	01/01/2022	—	—	—	—	40,317(9)	974,059
	02/08/2022	01/01/2021	—	—	—	—	5,484(5)(6)	132,493
	02/16/2023	01/01/2023	—	—	—	—	121,486(10)	2,935,102
Zachary Hallowell	10/16/2023	10/16/2023	—	—	—	—	55,741(11)	1,346,703
	10/16/2023	10/16/2023	—	—	—	—	100,334(12)	2,424,069
Matthew Quinn	01/03/2022	01/01/2022	—	—	—	—	16,072(13)	388,300
	01/03/2022	01/01/2022	13,270(14)	17,026(14)	35.00	01/03/2032	—	—
	02/08/2022	01/01/2022	—	—	—	—	8,034(6)(13)	194,101
	02/16/2023	01/01/2023	—	—	—	—	11,214(7)	270,930
	02/16/2023	01/01/2023	—	—	—	—	82,611(10)	1,995,882
(1)
The market price for our Class A common stock is based on $24.16 per share, the closing market price of our Class A common stock on December 29, 2023, the last trading day of 2023. Our Class B common stock is valued the same as our Class A common stock.
(2)
6.25% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2020, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2024, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(3)
6.25% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2021, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2025, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(4)
6.25% of the shares of our Class A common stock underlying this NQSO award vested on April 1, 2021, and 6.25% of the shares of our Class A common stock underlying the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2025, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(5)
6.25% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2021, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2025, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(6)
In February 2022 the Compensation Committee amended the vesting provisions of the performance-based RSU awards granted to our executive officers in 2021 and 2022, as applicable, from performance-based to time-based. See the “Modification of 2021 and 2022 Performance-Based Equity Grants” section of our 2023 Proxy Statement for more information. This table gives effect to the 2022 PSU Amendment.
(7)
12.5% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2023, and 12.5% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2025, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(8)
25% of the shares of our Class A common stock underlying this RSU award will vest on December 4, 2024, and 6.25% of the shares of our Class A common stock underlying the award will vest on the last day of each three-month period thereafter until December 31, 2027, contingent upon Ms. Palazzo remaining continuously employed by us through each applicable vesting date.
(9)
6.25% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2022, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2026, contingent upon Mr. Steinert remaining continuously employed by us through each applicable vesting date.
(10)
6.25% of the shares of our Class A common stock subject to this RSU award vested on April 1, 2023, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2027, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(11)
12.5% of the shares of our Class A common stock subject to this RSU award vested on January 1, 2024, and 12.5% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until October 1, 2025, contingent upon Mr. Hallowell remaining continuously employed by us through each applicable vesting date.
(12)
25% of the shares of our Class A common stock underlying this RSU award will vest on October 16, 2024, and 6.25% of the shares of our Class A common stock underlying the award will vest on the last day of each three-month period thereafter until October 31, 2027, contingent upon Mr. Hallowell remaining continuously employed by us through each applicable vesting date.
(13)
25% of the shares of our Class A common stock subject to this RSU award vested on January 3, 2023, and 6.25% of the shares of our Class A common stock underlying the award will vest on the first day of each three-month period thereafter until January 1, 2026, contingent upon Mr. Quinn remaining continuously employed by us through each applicable vesting date.
(14)
25% of the shares of our Class A common stock underlying this NQSO award vested on January 3, 2023, and 6.25% of the shares of our Class A common stock underlying the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2026, contingent upon Mr. Quinn remaining continuously employed by us through each applicable vesting date.

Option Exercises and Stock Vested Table

The following table presents, for each of our Named Executive Officers, the number of shares of our Class A common stock acquired upon the vesting of RSU awards during the year ended December 31, 2023, and the aggregate value realized upon the vesting of such awards. None of our Named Executive Officers exercised stock options during the year ended December 31, 2023.

Name	Stock Awards – number of shares acquired on vesting (#)(1)	Stock Awards – value realized on vesting ($)(2)
Jason Trevisan	210,809	3,755,072
Elisa Palazzo	—	—
Langley Steinert	79,767	1,474,942
Zachary Hallowell	—	—
Matthew Quinn	44,541	813,457
(1)
The amounts reported in this column represent the gross number of shares of our Class A common stock acquired upon the vesting of RSU awards without taking into account any shares that may have been withheld to satisfy applicable tax withholding obligations. Upon vesting of these awards, the Company withheld a portion of distributable shares in respect of taxes. The number of shares received after taking into account any shares withheld are as follows: 121,150 for Mr. Trevisan, 50,852 for Mr. Steinert, and 28,749 for Mr. Quinn.
(2)
The amounts reported in this column represent the taxable income recognized upon the vesting of RSU awards calculated by multiplying the gross number of RSUs vested by the closing market price of our Class A common stock on the vesting date or, if the vesting occurred on a day on which Nasdaq was closed for trading, the prior trading day.

Potential Payments upon Termination of Employment or Change in Control

The following table sets forth the potential (estimated) payments and benefits to which our Named Executive Officers would have been entitled, as specified under their respective employment offer letter or equity award agreement, as applicable, assuming an employment termination date of December 31, 2023, on which the market price for our Class A common stock was $24.16 per share (the closing price on December 29, 2023, the last trading day of the year).

Name and Benefit	Termination without Cause ($)	Resignation for Good Reason ($)	Change of Control ($)	Termination without Cause or for Good Reason in connection with Change of Control ($)
Jason Trevisan
Base Salary	—	—	—	—
Bonus	—	—	—	—
Equity Awards (Accelerated Vesting)(1)	—	—	—	5,295,292
Health & Benefits	—	—	—	—
Other(2)	100,000	100,000	—	100,000
Total Estimated Value	100,000	100,000	—	5,395,292
Elisa Palazzo			—
Base Salary(3)	292,500	292,500	—	292,500
Bonus	—	—	—	—
Equity Awards (Accelerated Vesting)(1)	—	—	—	2,212,452
Health & Benefits(3)	5,839	5,839	—	5,839
Other	—	—	—	—
Total Estimated Value	298,339	298,339	—	2,510,791
Langley Steinert
Base Salary	—	—	—	—
Bonus	—	—	—	—
Equity Awards (Accelerated Vesting)(1)	—	—	—	4,407,171
Health & Benefits	—	—	—	—
Other	—	—	—	—
Total Estimated Value	—	—	—	4,407,171

Name and Benefit	Termination without Cause ($)	Resignation for Good Reason ($)	Change of Control ($)	Termination without Cause or for Good Reason in connection with Change of Control ($)
Zachary Hallowell
Base Salary(4)	356,250	356,250	—	356,250
Bonus	—	—	—	—
Equity Awards (Accelerated Vesting)(1)	—	—	—	3,770,772
Health & Benefits(4)	15,642	15,642	—	15,642
Other	—	—	—	—
Total Estimated Value	371,892	371,892	—	4,142,664
Matthew Quinn
Base Salary(5)	285,000	285,000	—	285,000
Bonus	—	—	—	—
Equity Awards (Accelerated Vesting)(1)	—	—	—	2,849,213
Health & Benefits(5)	17,518	17,518	—	17,518
Other	—	—	—	—
Total Estimated Value	302,518	302,518	—	3,151,731
(1)
Our forms of time-based RSU award agreement and NQSO award agreement provide for acceleration of unvested RSUs or NQSOs, as applicable, under such award in the event that such executive officer is terminated by us without Cause or by such executive officer for Good Reason (each as defined in the Company’s standard time-based RSU award agreement and NQSO award agreement, as applicable, for executive officers, the forms of which have been previously filed with the SEC) within 12 months following a Change of Control (as defined in the 2017 Plan).

For all purposes above, a Change of Control under the 2017 Plan generally occurs if: (i) a person, entity, or affiliated group, with certain exceptions, acquires more than 50% of our then outstanding voting securities; (ii) we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent; (iii) we merge into another entity and the members of our Board of Directors prior to the merger would not constitute a majority of the board of directors of the merged entity or its parent; (iv) we sell or dispose of all or substantially all of our assets; (v) our stockholders approve a plan of complete liquidation or dissolution; or (vi) a majority of the members of our Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

(2)
Pursuant to an employment offer letter between the Company and Mr. Trevisan dated August 10, 2015, if we terminate Mr. Trevisan’s employment without cause, or Mr. Trevisan terminates his employment for good reason, subject to him signing and not revoking a release of any and all claims against the Company, he will be entitled to a lump-sum cash severance payment in the amount of $100,000. See “Executive Employment Arrangements” for more information.
(3)
Pursuant to an employment offer letter between the Company and Ms. Palazzo dated October 16, 2023, if we terminate Ms. Palazzo’s employment without cause, or Ms. Palazzo terminates her employment for good reason, subject to her signing and not revoking a release of any and all claims against the Company and a reaffirmation of all her post-employment obligations under her nondisclosure agreement, and in the Company’s sole discretion, a one-year post-employment noncompetition agreement, she will be entitled to (i) a severance payment of an amount equal to nine months of her base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following her termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Ms. Palazzo would pay for continued health care coverage under our group health plans for herself and her dependents until the earlier of nine months, until she becomes eligible under another employer’s group coverage, or until she ceases to be eligible for COBRA coverage for any reason. See “Executive Employment Arrangements” for more information.
(4)
Pursuant to an employment offer letter between the Company and Mr. Hallowell dated September 29, 2023, if we terminate Mr. Hallowell’s employment without cause, or Mr. Hallowell terminates his employment for good reason, subject to his signing and not revoking a release of any and all claims against the Company and a reaffirmation of all his post-employment obligations under his nondisclosure agreement, and in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to (i) a severance payment of an amount equal to nine months of his base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following his termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Mr. Hallowell would pay for continued health care coverage under our group health plans for himself and his dependents until the earlier of nine months, until he becomes eligible under another employer’s group coverage, or until he ceases to be eligible for COBRA coverage for any reason. See “Executive Employment Arrangements” for more information.
(5)
Pursuant to an employment offer letter between the Company and Mr. Quinn dated December 21, 2022, if we terminate Mr. Quinn’s employment without cause, or Mr. Quinn terminates his employment for good reason, subject to his signing and not revoking a release of any and all claims against the Company and a reaffirmation of all his post-employment obligations under his nondisclosure agreement, and in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to (i) a severance payment of an amount equal to nine months of his base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following his termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Mr. Quinn would pay for continued health care coverage under our group health plans for himself and his dependents until the earlier of nine months, until he becomes eligible under another employer’s group coverage, or until he ceases to be eligible for COBRA coverage for any reason. See “Executive Employment Arrangements” for more information.

Executive Employment Arrangements

We have entered into employment offer letters with each of our Named Executive Officers. These agreements provide for “at-will” employment and generally include the Named Executive Officer’s initial annual base salary, an indication of eligibility for an annual performance-based bonus opportunity, an equity award recommendation, and, as applicable, certain severance and change of control payments and benefits. These employment arrangements are described below.

Jason Trevisan

The employment offer letter with Mr. Trevisan, dated August 10, 2015, provides for an initial annual base salary, which may be adjusted on an annual basis, consistent with salary review procedures for other Company employees.

Mr. Trevisan is entitled to participate in all employee benefit programs made available to other Company employees, including health insurance, paid time off, and reimbursement for business expenses in accordance with our expense reimbursement policy.

If we terminate his employment for cause, we will pay Mr. Trevisan his accrued compensation and benefits through the date of termination. If Mr. Trevisan terminates his employment for any reason, we will pay him his accrued compensation and benefits through the date of termination.

If we terminate Mr. Trevisan’s employment without cause, or Mr. Trevisan terminates his employment for good reason, he will receive accrued compensation through the date of termination and, provided he executes and does not revoke a release of claims, he will be entitled to a severance payment of $100,000, which will be paid in a lump sum within 60 days following his termination of employment.

Pursuant to the terms of the employment offer letter: (1) cause is generally defined as a finding by our Board of Directors that Mr. Trevisan has: (i) materially breached the offer letter, which breach has not been remedied within 30 days following written notice to him; (ii) engaged in disloyalty to the Company, including fraud, embezzlement, theft, commission of a felony, or proven dishonesty; (iii) disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; (iv) breached the nondisclosure, developments, and non-competition agreement that he entered into in connection with the commencement of his employment; or (v) engaged in such other behavior detrimental to the interests of the Company as our Board of Directors reasonably determines; and (2) good reason is generally defined as the occurrence of any of the following events, without Mr. Trevisan’s consent: (i) a material diminution in his title, responsibilities, authority, or duties; (ii) a material diminution of his base salary or target annual discretionary bonus, except for across-the-board reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees; (iii) a material change in the principal geographic location at which he provides services to the Company (with the exception of travel related to his duties); or (iv) the Company’s material breach of the offer letter; provided that Mr. Trevisan notifies us within 30 days of the occurrence of the condition constituting good reason, he cooperates with us to cure the condition for a period of not less than 30 days following the notice, and, if we fail to cure the condition following our cure period, he terminates his employment within 30 days following the end of the cure period.

The employment offer letter requires that Mr. Trevisan comply with our nondisclosure, developments, and non-competition agreement, which provides that at all times during Mr. Trevisan’s employment and thereafter, he will maintain the confidentiality of all confidential information obtained by him as a result of his employment and assign to the Company all inventions relating to his employment with the Company. In addition, during the term of Mr. Trevisan’s employment, and for the one-year period (subject to certain extensions in the event of a breach) after Mr. Trevisan’s termination of employment, Mr. Trevisan cannot (i) compete against the Company, (ii) interfere or do business with any customers or affiliates of the Company, or (iii) solicit in any way the employees of the Company or any others who provide services to the Company.

Elisa Palazzo

The employment offer letter with Ms. Palazzo, dated October 16, 2023, provides for an initial annual base salary, which may be adjusted on an annual basis, consistent with salary review procedures for other Company employees. In connection with the commencement of her employment, Ms. Palazzo received a $50,000 sign-on bonus, which she received within 60 days of her start date. If Ms. Palazzo’s employment with the Company terminates, for any reason, within 12 months, or on the one-year anniversary, of her start date, she must immediately repay the sign-on bonus to the Company. Ms. Palazzo is eligible to receive a discretionary annual bonus, which, for 2023, was prorated based upon Ms. Palazzo’s start date.

In connection with the commencement of her employment, Ms. Palazzo was granted time-based RSUs with an award value of $2,000,000 under the 2017 Plan, which can be settled for shares of Class A common stock that will vest over four years, of which 25% of the shares of Class A common stock underlying this RSU award will vest on December 4, 2024, and 6.25% of the shares of Class A common stock underlying this RSU award will vest on the last day of each three-month period thereafter until December 31, 2027, contingent upon Ms. Palazzo’s remaining continuously employed by us through each applicable vesting date. Vesting of such time-based RSUs may be fully accelerated in the event Ms. Palazzo is terminated by us without Cause or by her for Good Reason (each, as defined in the Company’s standard time-based RSU award agreement for executive officers, the form of which has been previously filed with the SEC) within 12 months following a Change of Control (as defined in the 2017 Plan).

Ms. Palazzo is entitled to participate in all employee benefit programs made available to other Company employees, including health insurance, paid time off, and reimbursement for business expenses in accordance with our expense reimbursement policy.

If we terminate Ms. Palazzo’s employment without cause, or Ms. Palazzo terminates her employment for good reason, she will receive accrued compensation through the date of termination and, provided she executes and does not revoke a release of claims, she will be entitled to (i) a severance payment of an amount equal to nine months of her base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following her termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Ms. Palazzo pays for continued health care coverage under our group health plans for herself and her dependents until the earlier of nine months, until she becomes eligible under another employer’s group coverage, or until she ceases to be eligible for COBRA coverage for any reason.

Pursuant to the terms of the employment offer letter: (1) cause is generally defined as a finding by the Company that Ms. Palazzo (i) materially breached her employment agreement or offer letter with the Company, which breach has not been remedied by her within 30 days after written notice has been provided to her of such breach; (ii) engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony, or proven dishonesty; (iii) disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; (iv) breached any written non-competition, non-solicitation, invention assignment, or confidentiality agreement between her and the Company; or (v) engaged in such other behavior detrimental to the interests of the Company as the Company reasonably determines; and (2) good reason is generally defined as the occurrence of any of the following events, without Ms. Palazzo’s consent: (i) a material diminution in her title, responsibilities, authority, or duties; (ii) a material diminution of her base salary or target annual discretionary bonus, except for across-the-board reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees; (iii) a material change in the principal geographic location at which she provides services to the Company (with the exception of travel related to her duties); or (iv) the Company’s material breach of Ms. Palazzo’s offer letter; provided that Ms. Palazzo notifies us within 30 days of the occurrence of the condition constituting good reason, she cooperates with us to cure the condition for a period of not less than 30 days following the notice, and, if we fail to cure the condition following our cure period, she terminates her employment within 30 days following the end of the cure period.

The employment offer letter requires that Ms. Palazzo comply with our nondisclosure agreement, which provides that at all times during Ms. Palazzo’s employment and thereafter, she will maintain the confidentiality of all confidential information obtained by her as a result of her employment and assign to the Company all inventions relating to her employment with the Company. In addition, during the term of Ms. Palazzo’s employment, and for the one-year period (subject to certain extensions in the event of a breach) after Ms. Palazzo’s termination of employment, Ms. Palazzo cannot (i) compete against the Company, (ii) interfere or do business with any customers or affiliates of the Company, or (iii) solicit in any way the employees of the Company or any others who provide services to the Company.

Pursuant to a Relocation Repayment Agreement dated October 16, 2023, between Ms. Palazzo and the Company, Ms. Palazzo is entitled to the payment of the Relocation Expenses, which consist of up to $150,000 in connection with her relocation from New York to the Cambridge, Massachusetts area. The Relocation Expenses are subject to recoupment by the Company as follows: 100% of the Relocation Expenses are subject to recoupment if Ms. Palazzo voluntarily terminates her employment with the Company or is terminated by the Company for cause within one-year of Ms. Palazzo’s start date; and 50% of the Relocation Expenses are subject to recoupment if Ms. Palazzo voluntarily terminates her employment with the Company or is terminated by the Company for cause after one year and before two years of the Ms. Palazzo’s start date.

Langley Steinert

The employment offer letter with Mr. Steinert, effective March 17, 2006, memorializes the terms of Mr. Steinert’s employment with the Company. The terms provide that Mr. Steinert is entitled to an annual base salary, which may be adjusted on an annual basis, and participation in our employee benefit programs. In connection with his commencement of employment, Mr. Steinert entered into a non-disclosure, development, and non-competition agreement, which provides that at all times during his employment and thereafter, Mr. Steinert will maintain the confidentiality of all confidential information obtained by him as a result of his employment and assign to the Company all inventions relating to his employment with the Company. In addition, during the term of Mr. Steinert’s employment, and for the one-year period (subject to certain extensions in the event of a breach) after Mr. Steinert’s termination of employment, Mr. Steinert cannot (i) compete against the Company, (ii) interfere or do business with any customers or affiliates of the Company, or (iii) solicit in any way the employees of the Company or any others who provide services to the Company.

Zachary Hallowell

The employment offer letter with Mr. Hallowell, dated September 29, 2023, provides for an initial annual base salary, which may be adjusted on an annual basis, consistent with salary review procedures for other Company employees. In connection with the commencement of his employment, Mr. Hallowell received a $300,000 sign-on bonus, which he received within 60 days of his start date. If Mr. Hallowell’s employment with the Company terminates, for any reason, within 12 months, or on the one-year anniversary, of his start date, he must immediately repay the sign-on bonus to the Company. Mr. Hallowell is eligible to receive a discretionary annual bonus, which, for 2023, was prorated based upon Mr. Hallowell’s start date.

In connection with the commencement of his employment, Mr. Hallowell was granted (i) time-based RSUs with an award value of $1,800,000 under the 2017 Plan, which can be settled for shares of Class A common stock that will vest over four years, of which 25% of the RSUs will vest on October 16, 2024, and 6.25% of the shares of Class A common stock underlying this RSU award will vest on the last day of each three-month period thereafter until October 31, 2027, subject to Mr. Hallowell’s continued employment on the vesting dates; and (ii) time-based RSUs with an award value of $1,000,000 under the 2017 Plan that will vest over two years, of which 12.5% of the shares of Class A common stock subject to this RSU award vested on January 1, 2024, and 12.5% of the shares subject to this RSU award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until October 1, 2025, subject to Mr. Hallowell’s continued employment on the vesting dates. Vesting of such time-based RSUs may be fully accelerated in the event Mr. Hallowell is terminated by us without Cause or by him for Good Reason (each, as defined in the Company’s standard time-based RSU award agreement for executive officers, the form of which has been previously filed with the SEC) within 12 months following a Change of Control (as defined in the 2017 Plan).

Mr. Hallowell is entitled to participate in all employee benefit programs made available to other Company employees, including health insurance, paid time off, and reimbursement for business expenses in accordance with our expense reimbursement policy.

If we terminate Mr. Hallowell’s employment without cause, or Mr. Hallowell terminates his employment for good reason, he will receive accrued compensation through the date of termination and, provided he executes and does not revoke a release of claims, he will be entitled to (i) a severance payment of an amount equal to nine months of his base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following his termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Mr. Hallowell pays for continued health care coverage under our group health plans for himself and his dependents until the earlier of nine months, until he becomes eligible under another employer’s group coverage, or until he ceases to be eligible for COBRA coverage for any reason.

Pursuant to the terms of the employment offer letter: (1) cause is generally defined as a finding by our Board of Directors that (i) there is a reasonable basis for the Company’s dissatisfaction with Mr. Hallowell entertained in good faith, for reasons such as lack of capacity or diligence, failure to conform to usual standards of conduct, or other culpable or inappropriate behavior; (ii) there are grounds for discharge of Mr. Hallowell reasonably related, in the Company’s judgment, to the needs of its business; (iii) there is a breach of any covenant or obligation set forth in the employment offer letter or any other agreement between Mr. Hallowell and the Company during Mr. Hallowell’s employment; or (iv) there is a layoff other than one that is unrelated to Mr. Hallowell’s performance or conduct; and (2) good reason is generally defined as the occurrence of any of the following events, without Mr. Hallowell’s consent:

(i) a material diminution in his title, responsibilities, authority, or duties; (ii) a material diminution of his base salary or target annual discretionary bonus, except for across-the-board reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees; (iii) a material change in the principal geographic location at which he provides services to the Company (with the exception of travel related to his duties); or (iv) the Company’s material breach of Mr. Hallowell’s offer letter; provided that Mr. Hallowell notifies us within 30 days of the occurrence of the condition constituting good reason, he cooperates with us to cure the condition for a period of not less than 30 days following the notice, and, if we fail to cure the condition following our cure period, he terminates his employment within 30 days following the end of the cure period.

The employment offer letter requires that Mr. Hallowell comply with our nondisclosure agreement, which provides that at all times during Mr. Hallowell’s employment and thereafter, he will maintain the confidentiality of all confidential information obtained by him as a result of his employment and assign to the Company all inventions relating to his employment with the Company. In addition, during the term of Mr. Hallowell’s employment, and for the one-year period (subject to certain extensions in the event of a breach) after Mr. Hallowell’s termination of employment, Mr. Hallowell cannot (i) compete against the Company, (ii) interfere or do business with any customers or affiliates of the Company, or (iii) solicit in any way the employees of the Company or any others who provide services to the Company.

Matthew Quinn

The employment offer letter with Mr. Quinn, dated December 1, 2021, provides for an initial annual base salary, which may be adjusted on an annual basis, consistent with salary review procedures for other Company employees. In connection with the commencement of his employment, Mr. Quinn received a $30,000 sign-on bonus, 50% of which he received within 60 days of his start date, 25% of which he received within 60 days of the start of the six-month anniversary of such start date, and the remainder he received within 60 days of the one-year anniversary of such start date. This sign-on bonus would have been subject to repayment if Mr. Quinn’s employment terminated within 12 months following Mr. Quinn’s start date. Mr. Quinn is eligible to receive a discretionary annual bonus.

In connection with the commencement of his employment, Mr. Quinn was granted (i) time-based RSUs with an award value of $1,000,000 under the 2017 Plan, which can be settled for shares of Class A common stock that will vest over four years, of which 25% of the RSUs vested on January 3, 2023, and 6.25% of the shares subject to the award will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2026, subject to Mr. Quinn’s continued employment on the vesting dates; and (ii) a NQSO to purchase shares of Class A common stock with an award value of $500,000 under the 2017 Plan that will vest over four years, of which 25% of the shares underlying the NQSO vested on January 3, 2023, and 6.25% of the shares underlying the NQSO will vest (or have vested, as applicable) on the first day of each three-month period thereafter until January 1, 2026, subject to Mr. Quinn’s continued employment on the vesting dates. Vesting of such time-based RSUs and NQSOs may be fully accelerated in the event Mr. Quinn is terminated by us without Cause or by him for Good Reason (each, as defined in the Company’s standard time-based RSU and NQSO award agreements for executive officers, the forms of which have been previously filed with the SEC) within 12 months following a Change of Control (as defined in the 2017 Plan). Mr. Quinn was also granted 14,284 RSUs subject to performance-based vesting conditions with an award value of $500,000 under the 2017 Plan. In February 2022 the Compensation Committee amended the vesting provisions of the performance-based RSU awards from performance-based to time-based. See the “Modification of 2021 and 2022 Performance-Based Equity Grants” section of our 2023 Proxy Statement for more information.

Mr. Quinn is entitled to participate in all employee benefit programs made available to other Company employees, including health insurance, paid time off, and reimbursement for business expenses in accordance with our expense reimbursement policy.

If we terminate Mr. Quinn’s employment without cause, or Mr. Quinn terminates his employment for good reason, he will receive accrued compensation through the date of termination and, provided he executes and does not revoke a release of claims, he will be entitled to (i) a severance payment of an amount equal to nine months of his base salary, which will be paid in substantially equal installments in accordance with the Company’s payroll practices over six months commencing within 60 days following his termination of employment and (ii) reimbursement on a monthly basis for the COBRA premiums that Mr. Quinn pays for continued health care coverage under our group health plans for himself and his dependents until the earlier of nine months, until he becomes eligible under another employer’s group coverage, or until he ceases to be eligible for COBRA coverage for any reason.

Pursuant to the terms of the employment offer letter: (1) cause is generally defined as a finding by our Board of Directors that (i) there is a reasonable basis for the Company’s dissatisfaction with Mr. Quinn entertained in good faith, for reasons such as lack of capacity or diligence, failure to conform to usual standards of conduct, or other culpable or inappropriate behavior; (ii) there are grounds for discharge of Mr. Quinn reasonably related, in the Company’s judgment, to the needs of its business; (iii) there is a breach of any covenant or obligation set forth in the offer letter or any other agreement between Mr. Quinn and the Company during Mr. Quinn’s employment; or (iv) there is a layoff other than one that is unrelated to Mr. Quinn’s performance or conduct; and (2) good reason is generally defined as the occurrence of any of the following events, without Mr. Quinn’s consent: (i) a material diminution in his title, responsibilities, authority, or duties; (ii) a material diminution of his base salary or target annual discretionary bonus, except for across-the-board reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees; (iii) a material change in the principal geographic location at which he provides services to the Company (with the exception of travel related to his duties); or (iv) the Company’s material breach of Mr. Quinn’s offer letter; provided that Mr. Quinn notifies us within 30 days of the occurrence of the condition constituting good reason, he cooperates with us to cure the condition for a period of not less than 30 days following the notice, and, if we fail to cure the condition following our cure period, he terminates his employment within 30 days following the end of the cure period.

The employment offer letter requires that Mr. Quinn comply with our nondisclosure agreement, which provides that at all times during Mr. Quinn’s employment and thereafter, he will maintain the confidentiality of all confidential information obtained by him as a result of his employment and assign to the Company all inventions relating to his employment with the Company. In addition, during the term of Mr. Quinn’s employment, and for the one-year period (subject to certain extensions in the event of a breach) after Mr. Quinn’s termination of employment, Mr. Quinn cannot (i) compete against the Company, (ii) interfere or do business with any customers or affiliates of the Company, or (iii) solicit in any way the employees of the Company or any others who provide services to the Company.

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing disclosure regarding the ratio of the annual total compensation of Mr. Trevisan, our Chief Executive Officer, to the median of the annual total compensation of all our employees, other than our Chief Executive Officer. We consider the pay ratio set forth below to be a reasonable estimate, calculated in a manner in accordance with applicable SEC rules.

We identified our median employee for 2023 using a consistently applied compensation measure, annualized base salary, for all of our 1,343 active employees (236 of whom were employed through CarOffer) as of December 31, 2023, excluding Mr. Trevisan. Compensation data for our employees outside the U.S. was converted to U.S. dollars using the currency exchange rates used for organizational planning purposes, which consider factors including historic and forecasted rates. We did not make any cost-of-living adjustments. We identified employees within $1,000 of the calculated median base salary amount for 2023 and selected the employee from that group most representative of our consolidated employee population. We annualized the compensation of all newly-hired employees in 2023. Other than Mr. Trevisan, we included all of our employees and those of our consolidated subsidiaries as of December 31, 2023, whether employed on a full-time or part-time basis. We selected December 31, 2023, as the date as of which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

For 2023 the annual total compensation of Mr. Trevisan, calculated pursuant to Item 402 of Regulation S-K, was $3,753,213, as set forth in the “Summary Compensation Table” above, approximately 68% of such amount was equity-based.

After identifying our median employee, we calculated that employee’s annual total compensation for 2023 utilizing the same methodology used to calculate the total compensation of Mr. Trevisan as reflected in the “Summary Compensation Table” above. Based on such calculation, our median employee’s annual total compensation was $167,361, which amount is inclusive of the individual’s annualized base salary for 2023, the grant date value of an RSU award granted in 2023, actual short-term incentive cash payment, and the Company’s Section 401(k) matching contribution. The resulting ratio of our Chief Executive Officer’s annual total compensation to the median of the annual total compensation of all of our employees is approximately 22.43:1.

Pay versus Performance

The following information is presented to disclose the relationship between compensation actually paid (CAP), as calculated under Item 402(v) of Regulation S-K, and the financial performance of the Company. As required by Item 402(v) of Regulation S-K, the table presented below discloses CAP for (i) the Company’s principal executive officer (PEO) and (ii) the Company’s Named Executive Officers other than the PEO (the Non-PEO NEOs), on an average basis, for 2023, 2022, 2021, and 2020.

The methodology for calculating amounts presented in the columns “CAP to PEO (Former)”, “CAP to PEO (Current),” and “Average CAP to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table (SCT) totals to arrive at the values presented for CAP, are provided in the footnotes to the table. A narrative discussion of the relationship between CAP and the Company performance measures (i) listed in the table and (ii) that the Company has deemed most important in linking CAP during 2023 to Company performance is also presented below.

Consistent with Item 402(v) of Regulation S-K, the Company has identified gross profit as its “Company-Selected Measure.” The Company believes that this measure represents the most important financial performance measure used to link CAP to Company performance. Gross profit is a key component of the Company’s executive compensation program, as described in the Compensation Discussion and Analysis.

Compensation decisions at the Company are made independently of the Pay versus Performance disclosure requirements and this disclosure is intended to be supplemental to the compensation program objectives and strategy discussed in the Compensation Discussion and Analysis, not in replacement.

Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the following table sets forth information concerning SCT total compensation and CAP for the Company’s PEO and Non-PEO NEOs for 2023, 2022, 2021, and 2020 and the corresponding financial performance of the Company in each year.

							Value of Initial Fixed $100 Investment Based on:
Year	SCT Total for PEO (Former)(1)	SCT Total for PEO (Current)(1)	CAP(2) to PEO (Former) (1)(3)	CAP(2) to PEO (Current)(1)(3)	Average SCT Total for Non-PEO NEOs(1)	Average CAP(2) to Non-PEO NEOs(1)(4)	Total Shareholder Return	2023 Peer Group Total Shareholder Return(5)	Net Income (in thousands)	Gross Profit (in thousands)(6)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	—	$3,753,213	—	$6,878,427	$2,628,399	$3,685,780	$68.68	$94.85	$22,053	$651,454
2022	—	$1,547,116	—	$(5,908,845)	$2,550,688	$236,663	$39.82	$70.27	$78,954	$657,553
2021	$2,511,728	$19,211,250	$2,146,098	$16,797,283	$5,174,391	$3,598,175	$95.62	$133.53	$110,373	$657,358
2020	$2,301,672	—	$1,503,671	—	$4,062,953	$2,984,557	$90.19	$149.36	$77,553	$508,745
(1)
As a result of a PEO transition that occurred in 2021, two PEOs are reported in the above table. In 2020 and 2021 Mr. Steinert was the PEO (listed as “Former PEO”). On January 21, 2021, Mr. Steinert ceased to serve as PEO and Mr. Trevisan was appointed PEO (listed as “Current PEO”). The Company’s Non-PEO NEOs for the applicable years are as follows:
a.
2023: Elisa Palazzo, Langley Steinert, Zachary Hallowell, and Matthew Quinn
b.
2022: Langley Steinert, Scot Fredo, Matthew Quinn, and Andrea Eldridge
c.
2021: Samuel Zales, Andrea Eldridge, Scot Fredo, Dafna Sarnoff, and Sarah Welch
d.
2020: Jason Trevisan, Samuel Zales, Thomas Caputo, and Sarah Welch
(2)
CAP does not mean that our executive officers were actually paid these amounts in the listed year, but this is a dollar amount derived from the starting point of SCT total compensation under the methodology prescribed under Item 402(v) of Regulation S-K.
a.
Consistent with SEC rules, we calculated CAP amounts for the Named Executive Officers as follows: (i) Total compensation from the SCT, (ii) deduct the total amounts reported in the Stock Awards and Option Awards columns of the SCT, (iii) add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year, (iv) add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior year) in fair value of any awards granted in any prior fiscal years that are outstanding and unvested as of the end of the covered fiscal year, (v) add, for awards that are granted and vest in the same year, the fair value as of the vesting date, (vi) add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, and (vii) deduct, for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year, the amount equal to the fair value at the end of the prior fiscal year.
(3)
The following table sets forth the adjustments made to SCT total compensation pursuant to Item 402(v) of Regulation S-K to determine CAP for the Current PEO and Former PEO in 2023, 2022, 2021, and 2020:

PEO SCT Total to CAP Adjustments	2023	2022	2021 – PEO (Current)	2021 – PEO (Former)	2020
Total Reported in SCT	$3,753,213	$1,547,116	$19,211,250	$2,511,728	$2,301,672
Less Grant Date Fair Value of Stock Awards and Option Awards Reported in SCT	$(2,564,246)	$(545,278)	$(18,012,558)	$(2,501,728)	$(2,291,672)

PEO SCT Total to CAP Adjustments	2023	2022	2021 – PEO (Current)	2021 – PEO (Former)	2020
Year-End Fair Value of Equity Awards Granted During Covered Year That Remained Unvested as of Last Day of Covered Year	$2,315,808	$0	$13,651,861	$1,896,098	$1,715,482
Change in Fair Value from Last Day of Prior Year to Last Day of Covered Year of Unvested Equity Awards	$1,628,283	$(7,994,953)	$191,487	$116,789	-$187,524
Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	$1,127,794	$0	$1,891,757	$262,730	$272,397
Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Covered Year	$617,575	$1,084,270	$(136,514)	$(139,519)	$(306,684)
Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Covered Year	$0	$0	$0	$0	$0
Total Adjustments	$3,125,214	$(7,455,961)	$(2,413,967)	$(365,630)	$(798,001)
CAP	$6,878,427	$(5,908,845)	$16,797,283	$2,146,098	$1,503,671
(4)
The following table sets forth the adjustments made to SCT total compensation pursuant to Item 402(v) of Regulation S-K to determine CAP for the Non-PEO NEOs in 2023, 2022, 2021, and 2020:

Non-PEO NEOs Average SCT to CAP Adjustments	2023	2022	2021	2020
Total Reported in SCT	$2,628,399	$2,550,688	$5,174,391	$4,062,953
Less Grant Date Fair Value of Stock Awards and Option Awards Reported in SCT	$(2,324,989)	$(2,181,475)	$(4,225,087)	$(3,437,517)
Year-End Fair Value of Equity Awards Granted During Covered Year That Remained Unvested as of Last Day of Covered Year	$2,796,285	$537,561	$3,027,728	$2,771,171
Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	$249,270	$(960,465)	$53,440	$(311,807)
Vesting-Date Fair Value of Equity Awards Granted During Covered Year that Vested During Covered Year	$263,883	$231,449	$342,600	$272,391
Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Covered Year	$72,932	$58,906	$(57,775)	$(373,634)
Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Covered Year	$0	$0	$(717,123)	$0
Total Adjustments	$1,057,381	$(2,314,024)	$(1,576,217)	$(1,078,396)
CAP	$3,685,780	$236,663	$3,598,175	$2,984,557
(5)
Total Shareholder Return is determined based on the value of an initial fixed investment of $100 in our Class A common stock on December 31, 2019, assuming the reinvestment of any dividends. The peer group Total Shareholder Return represents the Total Shareholder Return of our Compensation Discussion and Analysis peer group companies, weighted by market capitalization at each fiscal year end. Our Compensation Discussion and Analysis peer group companies for 2020 – 2023 were as follows:

a.
2023 Compensation Discussion and Analysis peer companies: ACI Worldwide, Inc., ACV Auctions Inc., Alarm.com Holdings, Inc., Angi Inc., Cars.com Inc., Commvault Systems, Inc., Envestnet, Inc., Everbridge, Inc., Flywire Corp., NetScout Systems, Inc., New Relic, Inc., Pegasystems Inc., Qualys, Inc., Rapid7, Inc., Redfin Corporation, Shutterstock, Inc., TripAdvisor, Inc., Upwork, Inc., Yelp Inc.
b.
2022 Compensation Discussion and Analysis peer companies: Alarm.com, Inc., Bottomline Technologies Inc., Cars.com Inc., Cerence Inc., Everbridge, Inc., EverQuote, Inc. HubSpot, Inc., LendingTree, Inc., New Relic, Inc., Pegasystems Inc., Qualys, Inc. Rapid7, Inc., Redfin Corporation, Shutterstock, Inc., TripAdvisor, Inc., Wayfair Inc, Yelp Inc., Yext, Inc.
c.
2021 Compensation Discussion and Analysis peer companies: Alarm.com, Inc., Bottomline Technologies Inc., Cars.com Inc., Etsy Inc., Everbridge, Inc., EverQuote, Inc. HubSpot, Inc., LendingTree, Inc., New Relic, Inc., Paylocity Holding Corporation, Pegasystems Inc., Qualys, Inc. Rapid7, Inc., Redfin Corporation, TripAdvisor, Inc., TrueCar, Inc. Wayfair Inc, Yelp Inc., Yext, Inc
d.
2020 Compensation Discussion and Analysis peer companies: Alarm.com, Inc., Cars.com Inc., Etsy Inc., GrubHub, Inc., HubSpot, Inc., LendingTree, Inc., New Relic, Inc., Paylocity Holding Corporation, Pegasystems Inc., Qualys, Inc. Rapid7, Inc., TripAdvisor, Inc., TrueCar, Inc., Varonis Systems, Inc., Wayfair Inc, Yelp Inc., Yext, Inc., Zillow Group, Inc.
(6)
Gross Profit is the financial performance measure, which, in the Company’s assessment, represents for 2023 as the most important performance measure used to link compensation actually paid to our PEOs and Non-PEO NEOs to the Company’s performance.

Analysis of the Information Presented in the Pay versus Performance Table

The charts below show the relationship between the CAP to our Current PEO and Former PEO and Average CAP to our Non-PEO NEOs in 2023, 2022, 2021, and 2020 to each of (1) the Company’s cumulative Total Shareholder Return, (2) Net Income, and (3) Gross Profit. A chart comparing the Company’s cumulative Total Shareholder Return and the Company’s Peer Group Total Shareholder Return is also provided below.

As described in greater detail in “Compensation Discussion and Analysis,” the Compensation Committee’s philosophy is to provide a competitive total compensation package to our executive officers, including our Named Executive Officers, through a combination of annual base salary, annual cash incentive award opportunities, long-term incentive compensation opportunities in the form of equity awards, and broad-based health and welfare benefit plans. The objectives of our philosophy are to attract, motivate, and retain executive officers of outstanding ability and potential, reward the achievement of key performance measures, and ensure that executive compensation is meaningfully related to the creation of stockholder value. While the Compensation Committee utilizes several performance measures to align executive compensation with Company performance, all of those measures are not presented in the Pay versus Performance table.

Moreover, the Compensation Committee generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP for a particular year.

In accordance with Item 402(v) of Regulation S-K, we are providing the following charts displaying the relationships between information presented in the Pay versus Performance table.

Description of Relationship Between PEO, Former PEO, and Non-PEO NEOs CAP and Company Total Shareholder Return

The following chart sets forth the relationship between CAP to our PEO, CAP to our Former PEO, the average of CAP to our Non-PEO NEOs, and the Company’s cumulative Total Shareholder Return over the four most recently completed fiscal years.

Our executive compensation program emphasizes long-term incentives tied to our stock price. We believe that the CAP to the Former PEO, Current PEO, and Non-PEO NEOs is aligned to our stock price performance, as shown in the chart above. For the three-year period ended December 31, 2023, the CAP to the Current PEO decreased by 59%, and for the four-year period ended December 31, 2023, the average CAP to the Non-PEO NEOs decreased by 9%. We believe the foregoing is aligned with the Company’s Total Shareholder Return, which for the four-year period ended December 31, 2023, decreased by 31.32%.

Description of Relationship Between PEO, Former PEO, and Non-PEO NEO CAP and Net Income

The following chart sets forth the relationship between CAP to our PEO, CAP to our former PEO, the average of CAP to our Non-PEO NEOs, and our Net Income during the four most recently completed fiscal years.

As shown in the chart above, the CAP to the Former PEO and Current PEO and the average CAP to the Non-PEO NEOs is generally aligned with the Company’s performance on Net Income. For the three-year period ended December 31, 2023, the CAP to the Current PEO decreased by 59%, and for the four-year period ended December 31, 2023, the average CAP to the Non-PEO NEOs decreased by 9%. For the four-year period ended December 31, 2023, the Company’s Net Income decreased by 72%.

Description of Relationship Between PEO, Former PEO, and Non-PEO NEO CAP and Gross Profit

The following chart sets forth the relationship between CAP to our PEO, CAP to our former PEO, the average of CAP to our Non-PEO NEOs, and our Gross Profit during the four most recently completed fiscal years.

Aside from our stock price performance, we believe that Gross Profit is the most important financial metric that ties our executives’ compensation to our performance. Our Gross Profit has remained relatively steady from 2021 to 2023, as reflected in the Pay versus Performance table and the chart above. Our year-over-year CAP outcomes do not always align directionally with the year-over-year Gross Profit outcomes because the greatest sensitivity to our executives’ compensation is tied to our stock price. As such, we expect that our stock price will continue to have a much larger impact on CAP than Gross Profit. For the four-year period ended December 31, 2023, the Company’s Gross Profit increased by 28%, whereas for the three-year period ended December 31, 2023, the CAP to the Current PEO decreased by 59%, and for the four-year period ended December 31, 2023, the average CAP to the Non-PEO NEOs decreased by 9%.

Description of Relationship Between Company Total Shareholder Return and Peer Group Total Shareholder Return

The following chart compares our cumulative Total Shareholder Return over the four most recently completed fiscal years to that of our peer group total shareholder return over the same period.

1Represents values based on an initial fixed $100 investment made on December 31, 2019.

For the four-year period ended December 31, 2023, based on a fixed $100 investment made on December 31, 2019, the Total Shareholder Return for the Company’s peer group disclosed in the chart above decreased by 5.15%, compared to the Company’s Total Shareholder Return, which decreased by 31.32% over the same period.

Tabular List

The following table presents an unranked list of the financial and non-financial performance measures, including the Company-Selected Measure, that in the Company’s assessment represent the most important performance measures used by the Company to link CAP to the Named Executive Officers to the Company’s performance for 2023. The role of each of these performance measures on our Named Executive Officers’ compensation is discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Tabular List
Gross Profit
Adjusted EBIT*
Strategic Objectives
Individual Performance Goals

*Adjusted EBIT is a non-GAAP financial measure. We calculate adjusted EBIT as GAAP consolidated net income, adjusted to exclude: depreciation and amortization, impairment of long-lived assets, stock-based compensation expense, transaction-related expenses, other income, net, the provision for income taxes, and net income attributable to redeemable noncontrolling interest.

Director Compensation

During 2023 we compensated our non-employee directors for their service as directors. Accordingly, neither Mr. Steinert, our Executive Chair and Chair of our Board of Directors, nor Mr. Trevisan, our Chief Executive Officer, received any additional compensation for their service as directors.

The Compensation Committee periodically reviews the compensation of our non-employee directors and, as applicable, makes recommendations to our Board of Directors for its consideration of changes to our non-employee director compensation program. The Compensation Committee compares the compensation of the non-employee members of our Board of Directors to the compensation paid to the non-employee directors of the companies in our compensation peer group. The Compensation Committee also considers the responsibilities we ask from the members of our Board of Directors along with the amount of time required to perform those responsibilities.

In 2022 the Compensation Committee recommended and the Board of Directors approved a modification to our non-employee director compensation program to increase compensation for all non-employee directors and the Compensation Committee Chair, effective as of January 1, 2023, by $5,000 and $3,000, respectively. These changes were made based on a competitive analysis prepared by Compensia of our non-employee director compensation program as compared to our peers and were made to ensure our program remained aligned with the market.

Cash Compensation

We have established a cash and equity compensation program for our non-employee directors in consideration of their service on our Board of Directors and committees of our Board of Directors.

The cash compensation approved by our Board of Directors for 2023 is as follows:

Annual Base Compensation for Non-Employee Directors	$ 40,000
Additional Compensation for Audit Committee Chair	$ 20,000
Additional Compensation for Compensation Committee Chair	$ 15,000
Additional Compensation for Audit Committee Member (not Chair)	$ 10,000
Additional Compensation for Compensation Committee Member (not Chair)	$ 5,000

The payments described above were payable in full on or promptly after the date of the annual meeting of stockholders for service during the year. When a non-employee director joins our Board of Directors or a committee of our Board of Directors or accepts another position on our Board of Directors, such director will receive prorated cash compensation based on the director’s expected service during the year. Beginning in 2024 the payments described above will be payable quarterly in arrears.

Each non-employee member of our Board of Directors is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which the member serves and for reasonable costs and expenses incurred in attending director education programs.

Equity Compensation

Pursuant to our non-employee director compensation program, for service during the year each non-employee director is eligible to receive an annual grant of an RSU award on our standard form of RSU award agreement for non-employee directors, pursuant to the 2017 Plan and subject to Board of Directors approval (the Annual Director Grant). Each Annual Director Grant is granted on or promptly after the date of the annual meeting of stockholders; provided that if a new non-employee director joins our Board of Directors on a date other than the date of such annual meeting, the Annual Director Grant is granted on or promptly after the director’s commencement of service. The number of RSUs subject to the Annual Director Grant is determined based on dividing $175,000 by the closing market price of our Class A common stock on Nasdaq on the grant date; provided that if a new non-employee director joins our Board of Directors on a date other than the annual meeting date, the value of RSUs is prorated for the director’s expected service for the remainder of the year. The RSU awards comprising the Annual Director Grant are subject to a service-based vesting requirement, vesting in full on the first anniversary of such grant. Accordingly, for 2023, on June 6, 2023, our Board of Directors granted to each of our non-employee directors serving at such time a RSU award that may be settled for 8,750 shares of our Class A common stock. Additionally, in connection with Mr. Gupta’s appointment to our Board of Directors on July 14, 2023, he was granted a RSU award that may be settled for 3,517 shares of our Class A common stock.

The following table sets forth information regarding the compensation of our non-employee directors who served on our Board of Directors in 2023:

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Steven Conine	55,000	175,000	230,000
Manik Gupta(3)	23,506	82,192	105,698
Yvonne Hao(4)	—	—	—
Lori Hickok	60,000	175,000	235,000
Stephen Kaufer	55,000	175,000	230,000
Greg Schwartz	50,000	175,000	225,000
Ian Smith(5)	23,506	—	23,506
(1)
The amount reported in this column represents the aggregate grant date fair value of the RSU award based on the closing market price of our Class A common stock on the date of grant computed in accordance with FASB ASC Topic 718. See Notes 2 and 11 to the consolidated financial statements in our Annual Report for the assumptions regarding the valuation of these equity awards.
(2)
As of December 31, 2023, our non-employee directors held the following aggregate number of shares of our Class A common stock under unvested RSU awards:

Name	Aggregate Number of Shares Underlying 2023 Stock Awards
Steven Conine	8,750
Yvonne Hao	—
Manik Gupta	3,517
Lori Hickok	8,750
Stephen Kaufer	8,750
Greg Schwartz	8,750
Ian Smith	—
(3)
Mr. Gupta’s fees and stock award were prorated based on his service during the year, which commenced July 14, 2023.
(4)
Ms. Hao resigned from our Board of Directors effective January 11, 2023.
(5)
Mr. Smith retired from our Board of Directors effective June 6, 2023, and his fees were prorated based on his service during the fiscal year.

COMPENSATION COMMITTEE REPORT

The report of the Compensation Committee is not considered to be “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

By the Compensation Committee of the Board of Directors of CarGurus, Inc.

Stephen Kaufer (Chair)

Steven Conine

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written policy for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Corporate Secretary. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the proposed related person transaction.

If advance review and approval by the Audit Committee is not practicable, the Chair of the Audit Committee will review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, notifying the Audit Committee at its next meeting of such related person transactions. If we become aware that a related person transaction has not been approved under the policy, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The Audit Committee may approve or ratify the related person transaction if it determines that, under all of the circumstances, the related person transaction is in, or is not inconsistent with, our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate. The policy also provides that any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the related person transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
whether the related person transaction would impair the independence of an otherwise independent director or nominee for director;
•
whether the related person transaction is undertaken in the ordinary course of our business;
•
whether the terms of the related person transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose, timing, and the potential benefits to us of the related person transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed related person transaction that would be material to investors in light of the circumstances of the particular transaction.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transaction, among others, does not create a material direct or indirect interest on behalf of related persons and, therefore, is not a related person transaction for purposes of our policy: interests arising solely from the related person’s position as an employee (other than an executive officer) or director of another entity that is a participant in the transaction, when (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity and (b) the amount involved in the related person transaction equals less than the greater of $1.0 million or 2% of the annual total annual revenue of the other entity that is a party to the related person transaction.

Related Person Transactions

We have entered into indemnification agreements with all of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines, and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of the Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under the Delaware General Corporation Law (DGCL).

Other than the indemnification agreements disclosed in the preceding paragraph, we had no related person transactions in 2023 and no related person transactions are currently proposed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 8, 2024, with respect to the beneficial ownership of our common stock by:

•
each of our Named Executive Officers;
•
each of our directors and director nominees;
•
all of our directors, director nominees, and executive officers as a group; and
•
each person or group of affiliated persons we believe to beneficially own 5% or more of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our Class A common stock and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our Class A common stock and Class B common stock subject to options or RSUs held by that person that are currently exercisable, exercisable within 60 days after April 8, 2024, or vested and will settle within 60 days after April 8, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

We have based our calculation of the percentage ownership of our Class A common stock and Class B common stock on 89,074,560 shares of our Class A common stock outstanding and 15,999,173 shares of our Class B common stock outstanding, in each case, as of April 8, 2024.

This table is based upon information supplied by executive officers, directors, and stockholders we believe to be beneficial owners of more than 5% of our common stock as well as Schedules 13G or 13D and amendments thereto filed by or on behalf of such stockholder with the SEC.

Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o CarGurus, Inc., 55 Cambridge Parkway, 6th Floor, Cambridge, Massachusetts 02142.

	Class A Common Stock		Class B Common Stock		Voting %(1)
Name and Address of Beneficial Owners	Shares	%	Shares	%
Named Executive Officers and Directors:
Jason Trevisan(2)	743,431	*	–	–	*
Elisa Palazzo	–	–	–	–	–
Langley Steinert(3)	241,752	*	15,998,005	100%	64.3%
Zachary Hallowell	9,407	*	–	–	*
Matthew Quinn(4)	65,329	*	–	–	*
Steven Conine(5)	39,769	*	–	–	*
Manik Gupta	–	–	–	–	*
Lori Hickok(6)	33,634	*	–	–	*
Stephen Kaufer(7)	279,892	*	–	–	*
Greg Schwartz(8)	26,596	*	–	–	*
All current executive officers and directors as a group (14 persons)	1,945,399(9)	2.2%	16,129,569(10)	100%	65.0%

5% Stockholders:
BlackRock, Inc.(11)	15,044,722	16.9%	–	–	6.0%
The Vanguard Group(12)	10,091,294	11.3%	–	–	4.1%
ArrowMark Colorado Holdings, LLC(13)	8,880,926	10.0%	–	–	3.6%
Wellington Management Group LLP, and its affiliated funds(14)	5,705,962	6.4%	–	–	2.3%
Foxhaven Asset Management, LP, and its general partners(15)	5,014,932	5.6%	–	–	2.0%

* Less than 1%.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share and holders of our Class A common stock are entitled to one vote per share.
(2)
Consists of (i) 449,866 shares of Class A common stock held of record by Mr. Trevisan, (ii) 213,565 shares of Class A common stock underlying options that were vested and exercisable as of April 8, 2024, (iii) 62,612 shares of Class A common stock held of record by the Jason Trevisan 2019 Family Trust, of which Mr. Trevisan is the trustee and of which Mr. Trevisan and members of his immediate family are the beneficiaries of such trust, and (iv) 17,388 shares of Class A common stock held of record by the Trevisan 2021 Grantor Retained Annuity Trust dated March 12, 2021, of which Mr. Trevisan is the trustee.
(3)
Consists of (i) 212,089 shares of Class A common stock and 14,150,887 shares of Class B common stock held of record by Mr. Steinert, (ii) 29,661 shares of Class A common stock underlying options that were vested and exercisable as of April 8, 2024, and (iii) 2 shares of Class A common stock and 1,847,118 shares of Class B common stock held of record by The Langley Steinert Irrevocable Family Trust dated June 21, 2004, of which Mr. Steinert’s children are the beneficiaries. Mr. Steinert is neither trustee for nor beneficiary of such trust; however, Mr. Steinert may be deemed to be the beneficial owner of the shares held of record thereby. Mr. Steinert expressly disclaims beneficial ownership of the shares held by such trust.
(4)
Consists of (i) 48,305 shares of Class A common stock held of record by Mr. Quinn and (ii) 17,024 shares of Class A common stock underlying options that were vested and exercisable as of April 8, 2024.
(5)
Consists of (i) 31,019 shares of Class A common stock held of record by Mr. Conine and (ii) 8,750 shares of Class A common stock underlying RSUs that will vest within 60 days after April 8, 2024.
(6)
Consists of (i) 24,884 shares of Class A common stock held of record by Ms. Hickok and (ii) 8,750 shares of Class A common stock underlying RSUs that will vest within 60 days after April 8, 2024.
(7)
Consists of (i) 271,142 shares of Class A common stock held of record by Mr. Kaufer and (ii) 8,750 shares of Class A common stock underlying RSUs that will vest within 60 days after April 8, 2024.
(8)
Consists of (i) 17,846 shares of Class A common stock held of record by Mr. Schwartz and (ii) 8,750 shares of Class A common stock underlying RSUs that will vest within 60 days after April 8, 2024.
(9)
Includes (i) 421,954 shares of Class A common stock underlying options that were vested and exercisable as of April 8, 2024, (ii) 41,641 shares of Class A common stock underlying RSUs that will vest within 60 days after April 8, 2024, and (iii) 80,002 shares of Class A common stock held indirectly through trusts.
(10)
Includes (i) 131,564 shares of Class B common stock underlying options that were vested and exercisable as of April 8, 2024, and (ii) 1,847,118 shares of Class B common stock held indirectly through a trust.
(11)
According to a Schedule 13G/A filed with the SEC on January 22, 2024, reporting the beneficial ownership of 15,044,722 shares of our Class A common stock, BlackRock, Inc. reported that it had sole voting power over 14,725,840 shares of Class A common stock, sole dispositive power over all 15,044,722 shares of Class A common stock, and shared voting and dispositive powers over none of the shares. The principal business office of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(12)
According to Schedule 13G/A filed with the SEC on February 13, 2024, reporting the beneficial ownership of 10,091,294 shares of our Class A common stock, The Vanguard Group reported that it had sole dispositive power over 9,824,247 shares of Class A common stock, shared dispositive power over 267,047 shares of Class A common stock, shared voting power over 176,329 shares of Class A common stock, and sole voting power over none of the shares. The principal business office of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(13)
According to a Schedule 13G/A filed with the SEC on February 14, 2024, reporting the beneficial ownership of 8,880,926 shares of our Class A common stock, ArrowMark Colorado Holdings, LLC reported that it had sole voting and dispositive power over 8,880,926 shares of Class A common stock and shared voting and dispositive powers over none of the shares. The principal business office of ArrowMark Colorado Holdings, LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.
(14)
According to a Schedule 13G/A filed with the SEC on February 8, 2024, reporting the beneficial ownership of 5,705,962 shares of our Class A common stock, (i) each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP reported having shared voting power over 4,370,098 shares of Class A common stock, shared dispositive power over 5,705,962 shares of Class A common stock, and sole voting and dispositive powers over none of the shares, and (ii) Wellington Management Company LLP reported having shared voting power over 4,250,333 shares of Class A common stock, shared dispositive power over 5,341,980 shares of Class A common stock, and sole voting and dispositive powers over none of the shares. The shares of Class A common stock beneficially owned by Wellington Management Group LLP, as parent holding company of certain holding companies and investment advisors (the Wellington Investment Advisers), are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The principal business office of Wellington Management Group LLP and each of the affiliated funds listed above is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.
(15)
According to a Schedule 13G filed with the SEC on March 8, 2024, reporting the beneficial ownership of 5,014,932 shares of our Class A common stock, Foxhaven Asset Management, LP, Michael Pausic, and Nicholas Lawler each reported having shared voting and dispositive powers over 5,014,932 shares of Class A common stock and sole voting and dispositive powers over none of the shares. Foxhaven Asset Management, LP, is a registered investment adviser that directs the voting and disposition of the shares of common stock directly owned by Foxhaven Master Fund, LP, Foxway, LP, and Foxlane, LP (collectively referred to as the Foxhaven Funds). Foxhaven Capital GP, LLC is the general partner of the Foxhaven Funds. As a result, Foxhaven, LP and Foxhaven Capital GP, LLC may be deemed to have voting and dispositive power over the shares of Class A common stock held for the accounts of the Foxhaven Funds. Messrs. Pausic and Lawler are Managing Members of the general partner of Foxhaven, LP and Foxhaven Capital GP, LLC and may be deemed to have voting and dispositive power with respect to the shares of common stock directly owned by the Foxhaven Funds. The filing of the Schedule 13G should not be construed as an admission that any of Foxhaven Asset Management, LP and Messrs. Pausic, and Lawler is, for the purposes of Section 13(d) of the Exchange Act, the beneficial owner of the shares of Class A common stock reported in the Schedule 13G. The principal business office of Foxhaven Asset Management, LP, the Foxhaven Funds, and Foxhaven Capital GP, LLC is 550 E Water Street, Suite 888, Charlottesville, VA 22902.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, with respect to the shares of our Class A common stock that may be issued under our existing equity compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)(1)	(c)
Equity compensation plans approved by stockholders	6,463,805(2)	$25.17	6,236,628(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	6,463,805(2)	$25.17	6,236,628(3)

(1)
The weighted average exercise price excludes RSU awards, which have no exercise price.
(2)
Consists of options to purchase a total of 776,094 shares of our Class A common stock and 5,687,711 shares of our Class A common stock subject to outstanding RSU awards granted under our 2017 Plan, Amended and Restated 2015 Equity Incentive Plan, or Amended and Restated 2006 Equity Incentive Plan.
(3)
Unless determined otherwise by the Compensation Committee, the number of shares of our Class A common stock reserved for issuance under our 2017 Plan will automatically increase on the first trading day in January of each year by the lesser of (i) 6.0 million shares or (ii) 4.0% of the total number of shares of our Class A common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors (the Evergreen Increase). On January 2, 2024, an additional 3,687,010 shares of our Class A Common Stock was authorized to be issued or transferred under the 2017 Plan pursuant to the Evergreen Increase, which shares are not reflected in the totals above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Fourth Amended and Restated Certificate of Incorporation provides for a classified Board of Directors. This means our Board of Directors is divided into three classes, with the term of service of each class of directors staggered so that the term of one class expires at each annual meeting of the stockholders.

Our Board of Directors currently consists of seven members, divided into three classes as follows:

•
the Class I directors are Lori Hickok, Greg Schwartz, and Jason Trevisan, each with a term expiring at the Annual Meeting;
•
the Class II directors are Steven Conine and Stephen Kaufer, each with a term expiring at the annual meeting of stockholders to be held in 2025; and
•
the Class III directors are Manik Gupta and Langley Steinert, each with a term expiring at the annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, director nominees are elected for a full term of three years to succeed those directors whose terms are expiring. Ms. Hickok and Messrs. Schwartz and Trevisan are current directors whose terms expire at the Annual Meeting. Our Board of Directors has nominated Ms. Hickok and Messrs. Schwartz and Trevisan for election as the Class I directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders, or until their respective successors have been duly elected and qualified.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE CLASS I NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young, an independent registered public accounting firm, to perform the audit of our consolidated financial statements for the year ending December 31, 2024, and to perform an audit of the effectiveness of our internal control over financial reporting as of December 31, 2024. This appointment is being presented to the stockholders for ratification at the Annual Meeting.

Ernst & Young has audited our financial statements since the fiscal year ended December 31, 2015. Ernst & Young has no direct or indirect material financial interest in the Company or our subsidiaries. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. The representatives also will be available to respond to appropriate questions.

Proxies solicited by management will be voted for ratification unless stockholders specify otherwise. Ratification by the stockholders is not required. Although we are not required to submit the appointment of Ernst & Young to a vote of the stockholders, our Board of Directors believes it is good corporate governance practice to request that the stockholders ratify the appointment of Ernst & Young as our independent registered public accounting firm. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board of Directors (or any committee thereof). However, if the stockholders do not ratify the appointment, the Audit Committee will consider whether to retain Ernst & Young or appoint another independent registered public accounting firm. Even if the appointment is ratified, our Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young during the years ended December 31, 2023 and 2022:

Nature of Service	2023 Fees	2022 Fees
Audit Fees(1)	$2,813,000	$2,416,000
Audit-Related Fees	—	—
Tax Fees(2)	$341,099	$322,026
All Other Fees	—	—
Total:	$3,154,099	$2,738,026

(1)
Audit Fees consist of fees for professional services provided in connection with: the annual audit of our consolidated financial statements and internal control over financial reporting; the review of our quarterly financial statements; consultations on accounting matters directly related to the audit, our acquisitions, and the adoption of new accounting standards affecting future audit periods; and consents and assistance with and review of documents filed with the SEC, including services that are normally provided in connection with registration statements.
(2)
Tax Fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the PCAOB regarding auditor independence, the Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee as a whole, or through its Chair, pre-approves all audit and permissible non-audit services to be provided by our independent registered public accounting firm. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve any such services, provided such pre-approval is reported to the Audit Committee at a subsequent meeting. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit services (other than the annual audit engagement), audit-related services, tax services, and other permissible non-audit services, provided that the Chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. For 2023 100% of all fees were approved by the Audit Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS FOR 2023

As required pursuant to Section 14A of the Exchange Act, our Board of Directors is asking that stockholders cast a non-binding, advisory vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation of the Company’s named executive officers for 2023 as disclosed in the Compensation Discussion and Analysis section, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement, is hereby approved.

This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to advise on any specific element of our compensation program, but rather on the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. Stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the “Summary Compensation Table” and related compensation tables and narrative disclosure in this Proxy Statement, which provide detailed information on the compensation of our Named Executive Officers.

At our 2023 annual meeting of stockholders we continued to receive support for our executive compensation program with approximately 89% of the votes cast for approval of our annual Say-on-Pay proposal. The Compensation Committee viewed this as positive support for our executive compensation program and its alignment with long-term stockholder value creation and determined that the Company’s executive compensation programs has been effective in implementing the Company’s stated compensation philosophy and objectives.

While the vote on Proposal 3 at the Annual Meeting is non-binding and advisory, our Board of Directors and Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future compensation decisions for our Named Executive Officers.

The non-binding advisory vote on the compensation of our Named Executive Officers will occur every year at least until the next vote on the frequency of stockholder advisory votes on the compensation of our Named Executive Officers, which will occur at the Company’s 2025 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR 2023.

PROPOSAL 4

AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

We are asking our stockholders to approve a proposed amendment to our Fourth Amended and Restated Certificate of Incorporation to add a new provision providing for exculpation of our senior corporate officers. Article Ninth of our Fourth Amended and Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances.

Our Board of Directors has unanimously approved and declared advisable the amendment to our Fourth Amended and Restated Certificate of Incorporation to add an officer exculpation provision and recommends that our stockholders approve this proposed amendment. If our stockholders approve this proposal, we will file a Certificate of Amendment to our Fourth Amended and Restated Certificate of Incorporation, in the form attached as Appendix A to this Proxy Statement, with the Secretary of State of the State of Delaware to add the new language included below.

Overview of the Proposed Amendment

Consistent with Delaware law, the proposed amendment to our Fourth Amended and Restated Certificate of Incorporation relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims.

Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

•
claims brought by the Company itself;
•
claims brought by stockholders in the name of the Company (derivative claims);
•
breaches of the duty of loyalty to the Company or its stockholders;
•
acts or omissions not in good faith;
•
acts or omissions that involve intentional misconduct;
•
acts or omissions that involve a knowing violation of law; or
•
any transaction in which the officer derived an improper personal benefit.

In accordance with the recent amendment to Delaware law, the officers who will be covered by the expanded exculpation provision include our Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, General Counsel, Controller, Treasurer, and Chief Accounting Officer; any officer who is or was identified in our public filings with the SEC as one of the most highly compensated executive officers; and any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

Rationale for the Proposed Amendment

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that authorizes Delaware corporations to limit the liability of certain of their officers in the limited circumstances described above. As a result of this development, we propose adding a new provision to provide for exculpation of officers to the extent now permitted by Delaware law.

Our Board of Directors’ rationale for recommending this amendment is to balance stockholders’ interest in accountability with their interest in the Company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of our Board of Directors.

Our Board of Directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment will better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in M&A-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. Our Board of Directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, we expect that other companies with which we compete for employees will adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. Our Board of Directors believes that failing to adopt the proposed amendment will impact recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company as compared to serving as an officer at another company that does exculpate officers.

Further, our Board of Directors noted that the proposed provision would not eliminate stockholders’ rights to pursue derivative claims relating to alleged breaches of the duty of care or limit the ability of the Company itself to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our Board of Directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.

Based on the above, our Board of Directors determined that it is in the best interests of the Company and our stockholders to amend the Fourth Amended and Restated Certificate of Incorporation as described in this proposal.

Text of Proposed Amendment

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Fourth Amended Restated Certificate of Incorporation is hereby amended by amending and restating Article NINTH thereof in its entirety as follows:

NINTH: To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law as the same exists or hereafter may be amended.

If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article NINTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law or any such other law of the State of Delaware as so amended.

Any repeal or modification of the foregoing provisions of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer, as applicable, occurring prior to, such repeal or modification.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL
TO AMEND OUR Fourth Amended and RESTATED CERTIFICATE OF INCORPORATION.

OTHER MATTERS

Stockholder Proposals for 2025 Annual Meeting

Requirements for stockholder proposals to be considered for inclusion in our proxy materials – Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary at our principal executive offices in a timely manner. In order to be included in the proxy statement for the 2025 annual meeting of stockholders, stockholder proposals must be submitted in writing and received by our Corporate Secretary no later than [ ], 2024, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for stockholder proposals and nominations to be brought before an annual meeting – In addition, our Second Amended and Restated By-laws (the By-laws) establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders or nominate any person or persons for election to our Board of Directors. In general, to be properly brought before an annual meeting, nominations for the election of directors or other such business must be: (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors (or any committee thereof), (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereof), or (3) otherwise properly brought before the meeting by a stockholder who is a stockholder of record or beneficial owner of shares of our capital stock at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the other notice procedures set forth in our By-laws. Written notice must be delivered to our Corporate Secretary no later than the deadlines for notice discussed below and must contain specified information concerning the nominees and the stockholder proposing such nominations, including, as applicable, the information required by Rule 14a-19 under the Exchange Act, and specified information regarding any other proposals as set forth in Section 2.12 of our By-laws. A copy of the full text of the provisions of our By-laws discussed above may be obtained free of charge by requesting it in writing from our Corporate Secretary.

To be timely, notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices: (x) not later than the close of business on the ninetieth (90th) calendar day, nor earlier than the close of business on the one hundred twentieth (120th) calendar day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than thirty (30) calendar days in advance of the anniversary of the previous year’s annual meeting or not later than sixty (60) calendar days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth (10th) calendar day following the date of public disclosure of the date of such meeting. As a result, the period for submitting proposals or nominations for the 2025 annual meeting of stockholders is between February 5, 2025 and March 7, 2025.

If a stockholder who has notified us of an intention to present a proposal at an annual meeting does not attend the meeting to present the proposal at such meeting, we need not present the proposal for vote at such meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers or other nominees’ household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker, other nominee, or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time, and we will then promptly deliver, a copy of our annual report or proxy statement, by sending a written request to us at: CarGurus, Inc., Attn: Investor Relations, 55 Cambridge Parkway, 6th Floor, Cambridge, Massachusetts 02142 or calling us at: (617) 354-0068.

If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker or other nominee if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to us at: CarGurus, Inc., Attn: Investor Relations, 55 Cambridge Parkway, 6th Floor, Cambridge, Massachusetts 02142, or calling us at: (617) 354-0068.

Miscellaneous

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

As of the date of this Proxy Statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of the Company and our stockholders.

THE BOARD OF DIRECTORS

Cambridge, Massachusetts

[ ], 2024

APPENDIX A

CARGURUS, INC.

CERTIFICATE OF AMENDMENT

TO

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CarGurus, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.
That the name of this corporation is CarGurus, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on June 26, 2015.
2.
That this corporation filed a Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 12, 2017 (the “Restated Certificate of Incorporation”).
3.
That the Board of Directors of this corporation duly adopted resolutions setting forth a proposed amendment (the “Certificate of Amendment”) to the Restated Certificate of Incorporation, declaring the Certificate of Amendment to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the approval of the stockholders therefor at a meeting of the stockholders, which resolutions setting forth such proposed amendment are as follows.

RESOLVED, that the Restated Certificate of Incorporation is hereby amended by amending and restating Article NINTH thereof in its entirety as follows:

NINTH: To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law as the same exists or hereafter may be amended.

If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article NINTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law or any such other law of the State of Delaware as so amended.

Any repeal or modification of the foregoing provisions of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer, as applicable, occurring prior to, such repeal or modification.

4.
This Certificate of Amendment has been duly approved by the Board of Directors of this corporation in accordance with Section 242 of the General Corporation Law.

5.
This Certificate of Amendment has been duly approved by the required vote of the stockholders of this corporation in accordance with Sections 242 of the General Corporation Law.

IN WITNESS WHEREOF, CarGurus, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer, this ___ day of _____, 2024.

CARGURUS, INC.

By: _________________________

Name:

Title:

APPENDIX B

CarGurus

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CARG2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For All	Withhold All	For All Except
☐	☐	☐

____

Nominees

01) Lori Hickok
02) Greg Schwartz
03) Jason Trevisan

NOTE: To conduct any other business properly brought before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000642734_1 R1.0.0.6

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000642734_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following director nominee: 1. To elect three Class I directors to hold office until the 2027 Annual Meeting of Stockholders. Nominees 01) Lori Hickok 02) Greg Schwartz 03) Jason Trevisan CARGURUS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic deli

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com CARGURUS, INC. Annual Meeting of Stockholders June 5, 2024 2:00 P.M. ET This proxy is solicited by the Board of Directors The undersigned hereby appoints Elisa Palazzo and Jason Trevisan, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of CarGurus, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 P.M. ET on Wednesday, June 5, 2024, conducted via live audio webcast at www.virtualshareholdermeeting.com/CARG2024, and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE PROPOSAL IN ITEM 3 AND FOR THE PROPOSAL IN ITEM 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. Continued and to be signed on reverse side